SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

EGA Emerging Global Shares Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY MATERIALS

EGShares Beyond BRICs ETF
EGShares EM Core ex-China ETF
EGShares EM Strategic Opportunities ETF
EGShares EM Quality Dividend ETF
EGShares Emerging Markets Consumer ETF
EGShares Emerging Markets Core ETF
EGShares India Consumer ETF
EGShares India Infrastructure ETF
EGShares India Small Cap ETF

each, a series of

EGA EMERGING GLOBAL SHARES TRUST

Dear Shareholder:

The enclosed proxy materials relate to a meeting (“Meeting”) of shareholders (“Shareholders”) of the above-listed series (each, a “Fund” and collectively, the “Funds”) of EGA Emerging Global Shares Trust (the “Trust”) to be held at the offices of the Trust at 155 West 19th Street, 3rd Floor, New York, NY 10011 on August 12, 2016 at 2:00 p.m., Eastern time. As a Shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposals and the materials to reference when voting by mail, telephone, or through the Internet.

As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), on May 10, 2016, Emerging Global Advisors, LLC (“EGA”), each Fund’s current investment adviser, entered into an agreement with Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) whereby Columbia Threadneedle, a subsidiary of Ameriprise Financial, Inc., will acquire EGA (the “Transaction”). The Transaction, when completed, will constitute a change in control of EGA and cause the Funds’ current investment advisory agreements (together, the “Current Agreement”) with EGA to automatically terminate.

Accordingly, in anticipation of the Transaction, to provide for continuity in the operation of the Funds, we are asking the Shareholders of each Fund to approve a new investment advisory agreement to be entered into with Columbia Threadneedle (the “New Agreement”). Under the New Agreement, Columbia Threadneedle will provide substantially the same services as provided by EGA under the Current Agreement at the same advisory fee rate schedule. In addition, each Fund’s investment objective will not change as a result of the Transaction. Although Robert Holderith, who is currently the portfolio manager of each Fund, is not expected to continue as portfolio manager after the closing of the Transaction, all of the other investment advisory personnel of EGA who currently assist in the management of the Funds are expected to continue to do so as employees of Columbia Threadneedle after the Transaction, as long as they choose to remain employees of Columbia Threadneedle. The Transaction will not alter the number of shares you own in a Fund.

The board of trustees of the Trust (the “Board”) has unanimously approved the New Agreement in respect of each Fund and unanimously recommends that Shareholders vote FOR its approval.

In addition, at the Meeting, Shareholders of the Trust are also being asked to elect a new board of trustees of the Trust (the “New Board”). All twelve nominees for the New Board currently serve as trustees of certain other open-end funds, including exchange-traded funds, advised by Columbia Threadneedle. If these nominees are elected, they would replace the Trust’s current trustees and take office at the closing of the Transaction. Information about the nominees for the New Board appears in the enclosed Proxy Statement.

Further, at the Meeting, Shareholders of each Fund are also being asked to approve a “manager of managers” proposal, which would authorize Columbia Threadneedle to enter into and materially amend Fund subadvisory agreements in the future with subadvisers that are not affiliated persons of Columbia Threadneedle, with the approval of the Trust’s board of trustees, but without obtaining additional shareholder approval.

The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy. Everything you need is enclosed.  If you are a Shareholder of record of a Fund on June 20, 2016 (“Record Date”), you are entitled to notice of and to vote at the Meeting and any adjournment of the Meeting, even if you no longer held shares of the Fund after the Record Date. Your vote is important no matter how many shares you own. Voting your shares early will avoid the delay of follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) before mailing it (them) in the postage-paid envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions. If we do not hear from you, our proxy solicitor, D.F. King & Co., Inc., an AST One Company (“DF King”), may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting in person. If you have any questions about the proposals or the voting instructions, please call DF King at (800) 622-1569. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Very truly yours, /s/ Robert C. Holderith Robert C. Holderith President and Chairman June 29, 2016

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS.

Below is a brief overview of the subject of the Shareholder vote. Your vote is important, no matter how large or small your ETF holdings may be. Please read the full text of the proxy statement (the “Proxy Statement”), which contains additional information about the proposals (each a “Proposal” and collectively, the “Proposals”), and keep it for future reference.

QUESTIONS AND ANSWERS.

Q.	What are the Proposals being considered at the meeting of shareholders?

At a meeting (the “Meeting”) of shareholders (“Shareholders”) of the above-listed series (each a “Fund” and collectively, the “Funds”) of EGA Emerging Global Shares Trust (the “Trust”), the Shareholders are being asked to:

1.	Approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of each Fund, and Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”). Appendix A contains the form of the New Agreement.
2.	To elect a new board of trustees of the Trust (the “New Board”).
3.	To approve a “manager of managers” structure for each Fund, which would authorize Columbia Threadneedle to enter into and materially amend fund subadvisory agreements in the future with subadvisers that are not affiliated persons of Columbia Threadneedle, with the approval of the board of trustees, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).
Q.	Why am I being asked to vote on the New Agreement for my Fund?
A.	As discussed in more detail in the enclosed Proxy Statement, on May 10, 2016, Emerging Global Advisors, LLC (“EGA”) entered into an agreement with Columbia Threadneedle, a subsidiary of Ameriprise Financial, Inc., whereby Columbia Threadneedle will acquire EGA (the “Transaction”), subject to certain conditions. EGA and Columbia Threadneedle are each registered with the U.S. Securities and Exchange Commission as an investment adviser.

The parties expect the closing of the Transaction (“Closing”) to take place on or about September 1, 2016, or as soon as practicable thereafter. Because the Closing of the Transaction between EGA and Columbia Threadneedle would result in a change of control of EGA under the Investment Company Act of 1940, as amended (the “1940 Act”), it would automatically terminate the investment advisory agreements currently in effect between the Trust and EGA (together, the “Current Agreement”). Therefore, in order to provide for continuity in the management of the Funds, Shareholders of each Fund are being asked to approve the New Agreement. While Shareholders are being asked to approve the New Agreement, they are not being asked to approve the Transaction between EGA and Columbia Threadneedle. Columbia Threadneedle, with your approval, would replace EGA at the Closing of the Transaction, and would directly provide management and investment advisory services to the Funds. The Proxy Statement provides additional information about Columbia Threadneedle and Proposal 1. If Shareholders approve Proposal 1, Proposal 1 will become effective upon the later of the Closing or the approval of the Proposal. If the Transaction is not completed, Proposal 1 will not become effective.

Q.	Why am I being asked to elect a New Board?
A.	The nominees for election to serve as members of the New Board (each, a “Nominee”) are Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Catherine James Paglia, Minor M. Shaw, Alison Taunton-Rigby, Anthony M. Santomero, and William F. Truscott. The Nominees currently serve as trustees to certain other open-end funds, including exchange-traded funds, advised by Columbia Threadneedle. If these Nominees are elected and the Transaction is completed, they would replace the current Board members, which would assist in conforming the Board’s composition to the boards of trustees to certain of the other funds that Columbia Threadneedle currently manages. The Board has reviewed the qualifications and backgrounds of the Nominees and concluded that the Nominees are experienced with the oversight of investment companies, including funds managed by Columbia Threadneedle. If the Transaction is not completed, Proposal 2 will not become effective.
Q.	What role does the Board play? Would each of the Nominees be “independent” trustees on the New Board?
A.	Board members oversee Fund activities, review Fund performance, approve policy changes, and review contractual arrangements with companies that provide services to the Funds. Board members represent the Shareholders and have an obligation to serve the Shareholders’ best interests. Ten of the twelve Nominees are “independent,” meaning the ten Nominees have no deemed affiliation with the Funds (other than their positions on the New Board, if the Transaction is completed), nor with Columbia Threadneedle or EGA. Eleven of the twelve Nominees receive compensation solely from the funds they oversee within the Columbia Threadneedle fund complex, as described in the Proxy Statement.
Q.	Why am I being asked to consider and vote on the Manager of Managers Proposal?
A.	Because Shareholders need to approve the New Agreement, and are being asked to consider new trustees, in order to avoid the expense of a future solicitation, Shareholders of each Fund are being asked to approve the Manager of Managers Proposal for their Fund, although such approval is not expected to have any immediate impact on the Funds. A “manager of managers” structure allows the Fund and its investment adviser to enter into, and materially amend, subadvisory agreements with any subadvisers that are not affiliated persons of Columbia Threadneedle, without also needing to obtain Shareholder approval. While Columbia Threadneedle has no present intention to use the “manager of managers” structure for the Funds, the structure, if approved by Shareholders, would enable Columbia Threadneedle to engage unaffiliated subadvisers for the Funds with Board approval but without obtaining Shareholder approval and incurring the attendant costs and delays associated with such a solicitation. If the Transaction is not completed, Proposal 3 will not become effective.
Q.	How does the Board recommend that I vote in connection with the Proposals for my Fund?
A.	After careful consideration, the Board unanimously recommends that you vote “FOR” the approval of each Proposal described in the Proxy Statement.
Q.	Why are you sending me this information?
A.	You are receiving these proxy materials because you own shares in one or more of the Funds as of June 20, 2016 and have the right to vote on these very important Proposals concerning your investment.
Q.	What will happen if Shareholders do not approve the New Agreement?
A.	The completion of the Transaction is subject to certain terms and conditions, including obtaining Shareholder approval of the New Agreement by each of the Funds. If the New Agreement is not approved by Shareholders of a Fund, the Board will take such action as it deems necessary and in the best interests of that Fund and its Shareholders, which may include further solicitation of Shareholders. The approval of the New Agreement by the Shareholders of one Fund is not contingent upon the approval of the New Agreement by the Shareholders of any other Fund. Even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with EGA for that Fund. While an interim advisory agreement could be utilized for such Fund for a certain period of time, as discussed below, a Fund that has not approved the New Agreement may be liquidated.
Q.	What will happen if the Transaction is completed before Shareholders of a Fund have approved Proposal 1?
A.	In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”)) to approve and enter into an interim advisory agreement pursuant to which an interim adviser (i.e., Columbia Threadneedle) may serve as investment adviser to a Fund for up to 150 days following the termination of the Current Agreement.
Q.	How will the Transaction affect me as a Fund Shareholder?
A.	Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. Under the New Agreement, Columbia Threadneedle will provide substantially the same services as provided by EGA under the Current Agreement at the same advisory fee rate schedule. Although Robert Holderith, who is currently the portfolio manager of each Fund, is not expected to continue as portfolio manager after the Closing, all of the other investment advisory personnel of EGA who currently assist in the management of the Funds are expected to continue to do so as employees of Columbia Threadneedle after the Transaction, as long as they choose to remain employees of Columbia Threadneedle. There are no currently anticipated changes in the way the Funds are managed as a result of the Transaction.

The Transaction is expected to provide Shareholders of the Funds with the potential to realize the full range of benefits resulting from a much larger fund group, including Columbia Threadneedle’s intention to devote additional business resources to the Funds. Any resulting growth of Fund assets may produce economies of scale that could benefit Shareholders of the Funds. However, it is possible that Fund assets will not grow and the Funds will not achieve economies of scale.

Q.	Will the portfolio managers of my Fund change?
A.	Yes. Robert Holderith, who is currently the portfolio manager of each Fund, is not expected to continue as portfolio manager after the Closing. Columbia Threadneedle intends to retain all of the other investment advisory personnel of EGA who currently assist in the management of the Funds, as long as they choose to remain employees of Columbia Threadneedle. There are no currently anticipated changes in the way the Funds are managed as a result of the Transaction.
Q.	Will the fees payable under the New Agreement increase as a result of the Transaction?
A.	No. The Proposal to approve the New Agreement does not seek any increase in fees. Like the Current Agreement, the New Agreement incorporates a “unitary fee” whereby Columbia Threadneedle will pay all of the ordinary operating costs and expenses of each Fund, subject to certain exceptions. While the list of exceptions to the unitary fee in the Current and New Agreements are similar, the New Agreement includes several additional exceptions, including infrequent and/or unusual expenses approved by the Board. Based on information provided to the Board and discussions held at Board meetings on April 28, 2016, June 2, 2016 and June 13, 2016, the Board, including a majority of the Independent Trustees, does not expect the costs and expenses excluded under the unitary fees for the Current Agreement (which excludes “non-routine expenses”) and the New Agreement (which excludes “infrequent and/or unusual expenses”) to be materially different.
Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.	No. The Trust will not bear these costs. The expenses of preparation, printing and mailing of the enclosed proxy cards, the accompanying notices, the proxy statement and any other costs associated with the proxy statement or the Transaction, including proxy solicitation, will be borne by EGA and Columbia Threadneedle.
Q.	How do I vote my shares?
A.	For your convenience, there are several ways you can vote:

By Mail:  Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone:  Call the number printed on the enclosed proxy card(s);

By Internet:  Access the website address printed on the enclosed proxy card(s); or

In Person:  Attend the Meeting described in the Proxy Statement. If you wish to attend the Meeting, please notify our proxy solicitor, D.F. King & Co., Inc., an AST One Company (“DF King”), by calling (800) 622-1569. Shareholders of record at the close of business on June 20, 2016 are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of June 20, 2016, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person.

Q.	Why may there be more than one proxy card enclosed?
A.	If you own shares of more than one Fund, you will receive a separate proxy card for each Fund.
Q.	Whom should I call for additional information about this Proxy Statement?
A.	If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call DF King at (800) 622-1569. Representatives are available to assist you Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS
DESCRIBED IN THE PROXY STATEMENT.

NOTICE OF MEETING OF SHAREHOLDERS
To be held on August 12, 2016

EGShares Beyond BRICs ETF
EGShares EM Core ex-China ETF
EGShares EM Strategic Opportunities ETF
EGShares EM Quality Dividend ETF
EGShares Emerging Markets Consumer ETF
EGShares Emerging Markets Core ETF
EGShares India Consumer ETF
EGShares India Infrastructure ETF
EGShares India Small Cap ETF

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 12, 2016:
This proxy statement is available at http://emergingglobaladvisors.com.

To the shareholders (the “Shareholders”) of each fund listed above (each, a “Fund” and collectively, the “Funds”), each of which is a separate series of EGA Emerging Global Shares Trust (the “Trust”):

NOTICE IS HEREBY GIVEN that a meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of the Trust at 155 West 19th Street, 3rd Floor, New York, NY 10011 on August 12, 2016 at 2:00 p.m., Eastern time. At the Meeting, Shareholders will be asked to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”), as described in the accompanying proxy statement (“Proxy Statement”):

1.	To approve a new investment advisory agreement for each Fund.
2.	To elect the following nominees to serve as members of the board of trustees of the Trust (the “New Board”): Kathleen Blatz, Edward J. Boudreau, Jr., Pamela G. Carlton, William P. Carmichael, Patricia M. Flynn, William A. Hawkins, R. Glenn Hilliard, Catherine James Paglia, Minor M. Shaw, Alison Taunton-Rigby, Anthony M. Santomero, and William F. Truscott.
3.	To approve a “manager of managers” structure for each Fund, which would authorize the Fund’s investment adviser to enter into and materially amend Fund subadvisory agreements in the future with subadvisers that are not affiliated persons of the Fund’s investment adviser, with the approval of the Trust’s board of trustees, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

YOUR BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

The Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to vote at the Meeting if you owned shares of any of the Funds at the close of business on June 20, 2016 (“Record Date”). If you attend the Meeting, you may vote your shares in person. Please contact our proxy solicitor, D.F. King & Co., Inc., an AST One Company, if you plan to attend the Meeting by calling (800) 622-1569. Shareholders of record at the close of business on the Record Date are entitled to attend the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Whether or not you expect to attend the Meeting in person, we urge you to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT — PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

By order of the Board.
/s/ Robert H. Holderith Robert H. Holderith President and Chairman June 29, 2016

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card(s), sign, and return it (them) in the enclosed envelope, which requires no postage if mailed from the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement.

SOME SHAREHOLDERS HOLD SHARES IN MORE THAN ONE FUND AND MAY RECEIVE PROXY CARDS AND/OR PROXY MATERIALS FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES OWNED.

PROXY STATEMENT

For

EGShares Beyond BRICs ETF
EGShares EM Core ex-China ETF
EGShares EM Strategic Opportunities ETF
EGShares EM Quality Dividend ETF
EGShares Emerging Markets Consumer ETF
EGShares Emerging Markets Core ETF
EGShares India Consumer ETF
EGShares India Infrastructure ETF
EGShares India Small Cap ETF

each, a series of

EGA EMERGING GLOBAL SHARES TRUST

Dated June 29, 2016

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 12, 2016:
This proxy statement is available at http://emergingglobaladvisors.com.

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a meeting (the “Meeting”) of shareholders (“Shareholders”) of the above-listed series of EGA Emerging Global Shares Trust (the “Trust”). Each of the above-listed series of the Trust is referred to as a “Fund” and are collectively referred to as the “Funds.” The Board of Trustees of the Trust (the “Board”) called the Meeting to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”), which are described more fully below:

Proposal	Who votes on the Proposal?
1. To approve a new investment advisory agreement for each Fund.	Shareholders of each Fund voting separately from Shareholders of each other Fund.
2. To elect a new board of trustees for the Trust (the “New Board”).	Shareholders of all Funds voting collectively.

3.

To approve a “manager of managers” structure for each Fund, which would authorize Columbia Management Investment Advisers, LLC (“Columbia Threadneedle”) to enter into and materially amend Fund subadvisory agreements in the future with subadvisers that are not affiliated persons of Columbia Threadneedle, with the approval of the Board, but without obtaining additional Shareholder approval (the “Manager of Managers Proposal”).

Shareholders of each Fund voting separately from Shareholders of each other Fund.

The principal office of the Trust is located at 155 West 19th Street, New York, NY 10011. You can reach the office of the Trust by telephone by calling 1-888-800-4347. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of the Trust at 155 West 19th Street, 3rd Floor, New York, NY 10011 on August 12, 2016 at 2:00 p.m., Eastern time. Only Board members, officers of the Trust, Emerging Global Advisers, LLC (“EGA”), investment adviser to each Fund, and Columbia Threadneedle, proposed new investment adviser to each Fund, and Shareholders of record on June 20, 2016 (the “Record Date”) will be admitted to the Meeting. Eligible Shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of the Record Date, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited, so persons without proof of ownership and identification will not be admitted. The Board, on behalf of each Fund, is soliciting these proxies. This Proxy Statement is first being sent to Shareholders on or about June 27, 2016.

This Proxy Statement gives you information about the Proposals, and other matters that you should know before voting.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-888-800-4347 or by correspondence addressed to 155 West 19th Street, New York, NY 10011. Copies are also available at http://emergingglobaladvisers.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s (“SEC”) Internet site at www.sec.gov.

Two or more Shareholders of a Fund who share an address might receive only one annual report or Proxy Statement, unless the Trust has received instructions to the contrary. The Trust will promptly send, at no cost, a separate copy of the annual report and/or Proxy Statement to any Shareholder upon request. To request a separate copy of an annual report or the Proxy Statement, Shareholders should contact the Trust at 1-888-800-4347.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

You are being asked to approve a new investment advisory agreement (the “New Agreement”) between the Trust, on behalf of your Fund, and Columbia Threadneedle. Appendix A contains the form of the New Agreement. On May 10, 2016, EGA, the current investment adviser to each Fund, entered into an agreement (the “Acquisition Agreement”) with Columbia Threadneedle, pursuant to which Columbia Threadneedle will acquire EGA (the “Transaction”). Pursuant to the Acquisition Agreement, Columbia Threadneedle will acquire all of the equity interests of EGA.

The Board is proposing the approval of the New Agreement because the current investment advisory agreements for the Funds (together, the “Current Agreement”) will terminate upon completion of the Transaction. As required by the 1940 Act, the Current Agreement terminates automatically upon its “assignment,” which includes a change in control of EGA. The completion of the Transaction will result in a change in control of EGA, and thus the assignment and automatic termination of the Current Agreement. Shareholders of each Fund are therefore being asked to approve the New Agreement for their Fund to provide for the continued operation of their Fund. The New Agreement would become effective for a Fund only if approved by the Shareholders of that Fund and if the Transaction is completed. The closing of the Transaction (the “Closing”) is currently expected to take place on or about September 1, 2016, or as soon as practicable thereafter. If the Transaction is not completed or the Acquisition Agreement is terminated, the New Agreement will not go into effect and the Current Agreement will continue in effect.

Description of the Transaction

The terms and conditions of the Transaction are set forth in an agreement and plan of merger among Columbia Threadneedle, AMP EMS, LLC, EGA and Robert Holderith. Pursuant to this agreement, AMP EMS, LLC (a wholly owned subsidiary of Columbia Threadneedle created for the Transaction) will merge with and into EGA with EGA ending as a wholly owned subsidiary of Columbia Threadneedle, which itself is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). The completion of the Transaction is subject to certain terms and conditions, including obtaining Shareholder approval of the New Agreement and the election of the New Board under Proposal 2, which is further explained below. Columbia Threadneedle has no current plans to change any of the service providers to the Funds, although Columbia Threadneedle reserves the right to request that the New Board do so in the future. Robert Holderith, who is currently the portfolio manager of each Fund, is not expected to continue as portfolio manager after the Closing. Columbia Threadneedle intends to retain all of the other investment advisory personnel of EGA who currently assist in the management of the Funds, as long as they choose to remain employees of Columbia Threadneedle. There are no anticipated changes in the way the Funds are managed as a result of the Transaction. The Transaction is expected to provide Shareholders of the Funds with the potential to realize the full range of benefits resulting from a much larger fund group, including Columbia Threadneedle’s intention to devote additional business resources to the Funds. Any resulting growth of Fund assets may produce economies of scale that could benefit Shareholders. However, it is also possible that Fund assets will not grow and the Funds will not achieve economies of scale.

Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, EGA and Columbia Threadneedle anticipate that the Closing will take place on or about September 1, 2016, or as soon as practicable thereafter.

Post-Transaction Structure and Operations

As noted above, upon the Closing, Columbia Threadneedle will become the investment adviser to the Funds. Upon the Closing, EGA will transfer all investment advisory functions to Columbia Threadneedle, and EGA will no longer serve as investment adviser to the Funds. Except for Robert Holderith, who is currently the portfolio manager of each Fund, it is expected that all of the other investment advisory personnel of EGA who currently assist in the management the Funds will continue as employees of Columbia Threadneedle and will provide uninterrupted management of the Funds following the Closing for so long as they choose to remain employees of Columbia Threadneedle. In the event that they choose not to remain employed by Columbia Threadneedle, Columbia Threadneedle will identify appropriate replacements. The Trust, Columbia Threadneedle and EGA currently do not anticipate any changes to the organization and structure of the Trust.

The New Board, if elected under Proposal 2, will be responsible for making decisions regarding, among other matters, the independent accountants, custodian, and transfer agent of the Funds.

Section 15(f) of the 1940 Act

The Board has been advised that the parties intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as EGA) to an investment company (such as the Trust) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the closing of the sale, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor, which in this case is EGA and Columbia Threadneedle, respectively. The Board currently meets this test, and the New Board is expected to do so after the Closing if elected under Proposal 2. Second, no “unfair burden” can be imposed on the investment company as a result of the sale. An “unfair burden” includes any arrangement during the two-year period after the sale where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company) or (ii) from the investment company or its Shareholders (other than fees for bona fide investment advisory or other services). Columbia Threadneedle has agreed that it will, and will cause each of its affiliates to, conduct their business so as to enable reliance upon Section 15(f) of the 1940 Act in connection with the investment advisory services to be provided by Columbia Threadneedle to each Fund after the Closing of the Transaction. If Columbia Threadneedle or any of its affiliates shall have obtained an order from the SEC exempting it from the provisions of Section 15(f) of the 1940 Act or an opinion of counsel based on precedents under applicable federal law with respect to the meaning of Section 15(f) of the 1940 Act, which opinion is reasonably satisfactory in form and substance to the Board, then this agreement shall be deemed to be modified to the extent necessary to permit Columbia Threadneedle and its affiliates to act in a manner consistent with such exemptive order or legal opinion.

The New Agreement

The New Agreement is similar to the investment advisory agreements used by other funds Columbia Threadneedle manages. Under the New Agreement, Columbia Threadneedle will provide substantially the same services as provided by EGA under the Current Agreement at the same advisory fee rate schedule. Appendix A contains the form of the New Agreement. The following description of the New Agreement is qualified in its entirety by reference to the full text of the New Agreement as set forth in Appendix A. The key features of the New Agreement and Current Agreement are described below.

Investment Management Services.  Under the New Agreement, Columbia Threadneedle, as investment adviser, would provide substantially the same investment management services that EGA performs under the Current Agreement.

Unitary Fee.  Pursuant to the Current and New Agreements, EGA and Columbia Threadneedle, respectively, are entitled to a fee from each Fund at annual rates based on the average daily net assets of a Fund, and are paid monthly. Like the Current Agreement, the New Agreement incorporates a “unitary fee” whereby Columbia Threadneedle will pay all of the ordinary operating costs and expenses of each Fund, subject to certain exceptions. While the list of exceptions to the unitary fee in the Current and New Agreements are similar, the New Agreement includes several additional exceptions, including infrequent and/or unusual expenses approved by the Board. Based on information provided to the Board and discussions held at the Board Meetings (as defined below), the Board, including a majority of the members of the Board who are not “interested persons,” as defined in the 1940 Act, of the Trust (the “Independent Trustees”), does not expect the costs and expenses excluded under the unitary fees for the Current Agreement (which excludes “non-routine expenses”) and the New Agreement (which excludes “infrequent and/or unusual expenses”) to be materially different.

EGA has entered into written fee waiver and expense reimbursement agreements (“Current Fee Waiver Agreements”) with respect to EGShares Beyond BRICs ETF, EGShares EM Strategic Opportunities ETF and EGShares EM Core ex-China ETF, pursuant to which EGA has agreed to waive a portion of its fees and/or reimburse Fund expenses to the extent necessary such that EGA’s advisory fee does not exceed a certain amount of such Funds’ average daily net assets. Amounts waived and/or reimbursed pursuant to the Current Fee Waiver Agreements are not subject to subsequent recoupment by EGA. In connection with the New Agreement, Columbia Threadneedle will enter into new written fee waiver and expense reimbursement agreements (“New Fee Waiver Agreements”) substantially similar to the Current Fee Waiver Agreements. The New Fee Waiver Agreements will remain in effect and be contractually binding for a period of two years following the Closing. The New Fee Waiver Agreements will also not be subject to subsequent recoupment by Columbia Threadneedle or its affiliates.

Best Execution and Soft Dollars.  The New Agreement and the Current Agreement generally contain comparable provisions regarding the execution of portfolio transactions, and the ability of the investment adviser to receive “soft dollar” research from brokers through whom it places trades.

Limitation on Liability.  The Current Agreement provides for a gross negligence standard when determining EGA’s liability, whereas the New Agreement provides for a negligence standard when determining Columbia Threadneedle’s liability. Specifically, the Current Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties to a Fund, EGA shall not be liable to the Trust, a Fund or to any trustee or Shareholder for any loss or damage arising from any action or omission in the course of, or connected with, rendering services under the Current Agreement or for any losses sustained in the purchase, holding or sale of any investment or security, or otherwise.

The New Agreement provides that, except for willful misfeasance, bad faith or negligence on the part of Columbia Threadneedle in the performance of its duties, or reckless disregard by Columbia Threadneedle of its obligations and duties, under the New Agreement, neither Columbia Threadneedle, nor any of its respective directors, officers, partners, principals, employees, or agents (“Columbia Threadneedle Personnel”) shall be liable for any acts or omissions or for any loss suffered by a Fund or its Shareholders or creditors. To the extent permitted by applicable law, each of Columbia Threadneedle and the Columbia Threadneedle Personnel shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to Columbia Threadneedle or Columbia Threadneedle Personnel by the Trust or its agents, which Columbia Threadneedle or Columbia Threadneedle Personnel believe in good faith to be accurate and reliable.

Duration.  If approved by Shareholders of a Fund, then the New Agreement will remain in force for an initial term of two years from the date of its execution. Thereafter, if not terminated, the New Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Fund, and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement has similar provisions for its term and continuance.

A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

Termination.  The New Agreement may be terminated with respect to any Fund on 60 days’ written notice by Columbia Threadneedle, the New Board, or a 1940 Act Majority of a Fund’s Shareholders. The New Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Agreement contains substantially similar termination provisions.

Amendments.  Both the Current and New Agreements require that amendments be approved as required by (or as not prohibited by) the 1940 Act, which generally requires approval of a majority of trustees who are not parties to such agreement or interested persons of any such party, and also generally requires for material amendments a vote or written consent of a 1940 Act Majority of the Fund.

Additional Information.  EGA serves as the Funds’ investment adviser under the Current Agreement with the Trust. The Current Agreement became effective for each of the Funds as set forth in the table below. The Current Agreement was last approved for continuance for each Fund (except for EGShares EM Core ex-China

ETF, the Current Agreement for which is in its initial two-year term) by the Board, including a majority of the Independent Trustees, on February 25, 2016. A discussion of the basis for the Board’s most recent approval of the Current Agreement for each Fund except EGShares EM Core ex-China ETF is available in the Trust’s annual report to Shareholders for the fiscal year ended March 31, 2016, and for EGShares EM Core ex-China ETF in the Trust’s semi-annual report to Shareholders for the period ending September 30, 2015.

Fund	Effective Date of Current Agreement
EGShares India Infrastructure ETF	March 1, 2013
EGShares India Small Cap ETF	March 1, 2013
EGShares India Consumer ETF	March 1, 2013
EGShares EM Quality Dividend ETF	March 1, 2013
EGShares Beyond BRICs ETF	March 1, 2013
EGShares EM Strategic Opportunities ETF	March 1, 2013
EGShares Emerging Markets Core ETF	March 1, 2013
EGShares Emerging Markets Consumer ETF	July 1, 2013
EGShares EM Core ex-China ETF	August 12, 2015

If the New Agreement is approved, Columbia Threadneedle will provide the investment advisory services that are currently provided by EGA under the Current Agreement. Columbia Threadneedle currently does not provide investment management services to other registered funds that have investment objectives similar to those of the Funds.

Interim Advisory Agreement.  In the event that the completion of the Transaction and the termination of a Fund’s Current Agreement occurs before Shareholder approval of the New Agreement for a Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits the Board (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which Columbia Threadneedle would serve as an interim adviser to a Fund for up to 150 days following the termination of the Current Agreement.

In approving an Interim Advisory Agreement, the Board, including a majority of the Independent Trustees, would need to determine that (A) the scope and quality of services to be provided to each Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Current Agreement; (B) the compensation to be received by Columbia Threadneedle as the interim adviser under the Interim Advisory Agreement is no greater than the compensation that EGA would have received under the Current Agreement; and (C) the Interim Advisory Agreement has the same terms and conditions as the Current Agreement, with the exception of its effective and termination dates and differences in the terms and conditions the Board, including a majority of Independent Trustees, finds to be immaterial. Other provisions of the Interim Advisory Agreement will include:

(i)	the Interim Advisory Agreement terminates upon the earlier of the 150th day following the termination of the Current Agreement or the effectiveness of the New Agreement;
(ii)	the Board or a 1940 Act Majority of a Fund’s outstanding shares may terminate the Interim Advisory Agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to Columbia Threadneedle as the interim adviser;
(iii)	the compensation earned by Columbia Threadneedle as the interim adviser under the Interim Advisory Agreement will be held in an interest-bearing escrow account with a Fund’s custodian or a bank;
(iv)	if a 1940 Act Majority of a Fund’s outstanding shares approve such Fund’s New Agreement by the end of the 150-day period, then the amount in the escrow account (including interest earned) will be paid to Columbia Threadneedle as the interim adviser; and
(v)	if a 1940 Act Majority of a Fund’s outstanding shares do not approve such Fund’s New Agreement, then Columbia Threadneedle as the interim adviser will be paid out of the escrow account the lesser of (a) any costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned).

The Board has not yet approved the Interim Advisory Agreements for the Funds and there can be no guarantee that it will do so in the future. In the event that the New Agreement is not approved by each Fund’s Shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its Shareholders.

Board Considerations in Approving the New Agreement

At in-person meetings of the Board held on April 28, 2016, June 2, 2016 and June 13, 2016 (collectively, the “Board Meetings”), the Board, including the Independent Trustees, discussed and, at the in-person meeting held on June 13, 2016, approved the New Agreement between Columbia Threadneedle and the Trust, on behalf of each Fund, and determined to recommend that Shareholders approve the New Agreement. The Independent Trustees had requested and been provided with detailed materials relating to Columbia Threadneedle, EGA and the Transaction in advance of the Board Meetings. The Independent Trustees met in executive session with their independent legal counsel during the Board Meetings to discuss the proposed Transaction and its possible effect on the Funds. At the Board Meetings, representatives of Columbia Threadneedle and EGA responded to questions from the Board, and discussed, among other things, the strategic rationale for the Transaction and Columbia Threadneedle’s general plans and intentions regarding the Funds. The Board, including the Independent Trustees, evaluated the terms of the New Agreement, reviewed the information provided by Columbia Threadneedle and EGA in connection with the consideration of approving the New Agreement on behalf of the Funds, and reviewed the duties and responsibilities of the Board in evaluating and approving the New Agreement.

In connection with the Board’s review of the New Agreement, EGA and Columbia Threadneedle advised the Board about a variety of matters, including the following:

•	No material changes are currently contemplated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their Shareholders, including investment management or other Shareholder services.
•	No material changes are currently contemplated in the operation of the Funds.
•	Other than Robert Holderith, who is currently the portfolio manager of each Fund, all of the other EGA investment advisory personnel who currently assist in the management of the Funds are expected to continue to do so after the Transaction as employees of Columbia Threadneedle, as long as they choose to remain employees of Columbia Threadneedle.
•	Columbia Threadneedle has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing.

In addition to the information provided by EGA and Columbia Threadneedle as described above, the Board also considered, among other factors, the following:

•	The reputation, financial strength, and resources of Columbia Threadneedle, and the potential benefits to Shareholders of Columbia Threadneedle becoming investment adviser to the Funds.
•	Columbia Threadneedle’s experience and success with past acquisitions.
•	The terms and conditions of the New Agreement, including the continuation of the unitary fee and that each Fund’s contractual fee rates under the New Agreement will remain the same.
•	The capabilities, resources, and personnel of Columbia Threadneedle necessary to continue to provide the investment management services currently provided to each Fund, and the transition and integration plans to move management of the Funds to Columbia Threadneedle.
•	The management fees paid by each Fund after the Transaction represent reasonable compensation to Columbia Threadneedle in light of the services to be provided, the costs to Columbia Threadneedle of providing those services, economies of scale, and the fees and other expenses paid by similar funds (based on information compiled by EGA from an unaffiliated third-party proprietary database).

•	EGA and Columbia Threadneedle have agreed to pay all expenses of the Funds in connection with this proxy solicitation, and that the Funds will bear no costs in obtaining Shareholder approval of the New Agreement.

In considering whether to approve the New Agreement on behalf of the Funds, the Board reviewed the materials provided for the Board Meeting, including: (i) a copy of the New Agreement; (ii) information describing the nature, quality and extent of the services that Columbia Threadneedle expects to provide to the Funds; (iii) information concerning the financial condition, businesses, operations and compliance programs of Columbia Threadneedle; and (iv) a copy of the current Form ADV for Columbia Threadneedle. In addition, the Board received a report compiled by EGA from an unaffiliated third-party proprietary database, comparing the advisory fees, expenses and performance of the Funds with the fees, expenses and performance of other exchange-traded funds (“ETFs”) with similar investment objectives and policies. In making its decision to approve the New Agreement, the Board, including the Independent Trustees, concluded that the information furnished was sufficient to form a reasonable business judgment for approval of the New Agreement.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: (i) the nature, quality and extent of the services provided and expected to be provided to each Fund by Columbia Threadneedle; (ii) the personnel and operations of Columbia Threadneedle; (iii) the investment performance of the Funds; (iv) the expected profitability to Columbia Threadneedle under the New Agreement; (v) any “fall-out” benefits to Columbia Threadneedle (i.e., the ancillary benefits realized due to a relationship with the Trust); and (vi) possible conflicts of interest. The following are among the primary factors taken into account by the Board in approving the New Agreement.

The nature, extent, and quality of services expected to be provided to each Fund by Columbia Threadneedle.  The Board reviewed the services that Columbia Threadneedle expects to provide to each Fund. In connection with the advisory services to be provided to each Fund, the Board noted the significant responsibilities as the Funds’ investment adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; and oversight of general portfolio compliance with relevant law.

The Board reviewed Columbia Threadneedle’s experience, resources, strengths and its prior performance as an investment adviser. The Board also noted Columbia Threadneedle’s procedures to manage potential conflicts of interest and Columbia Threadneedle’s belief that management of the Funds in the Trust and other funds and accounts managed by Columbia Threadneedle does not present a material conflict of interest.

Based on their consideration and review of the foregoing information, the Board determined that the Funds would likely benefit from the nature, quality and extent of the services to be provided by Columbia Threadneedle, as well as Columbia Threadneedle’s ability to render such services based on its experience, personnel, operations and resources.

Comparison of services provided and fees charged by Columbia Threadneedle and other investment advisers to similar clients.  The Board considered the expense comparison data for the Funds. At the Board Meeting, the Board compared both the services to be rendered and the fees to be paid pursuant to the New Agreement to the contractual advisory fees of other U.S.-listed ETFs having similar investment objectives, indexes and underlying holdings, including other EGA-sponsored funds (the “Peer Group”). The Board also discussed the differences in the fees of other ETFs managed by Columbia Threadneedle.

The Board considered the appropriateness of the advisory fees and expense ratios of the Funds under the unitary fee structure under the New Agreement (which is the same as under the Current Agreement) compared to the advisory fees and net expense ratios of the ETFs in each Fund’s Peer Group. The Board received information regarding the costs, including operational costs to be borne by Columbia Threadneedle under the unitary fee, and expected profitability of Columbia Threadneedle in connection with serving as adviser to each Fund. The Board also received information regarding the additional costs of operating the Funds that invest in a wholly owned Mauritius subsidiary in order to invest in Indian companies, which increases the operational costs for those Funds. The Board noted Columbia Threadneedle’s assumption of the contractual obligation to limit each Fund’s ordinary operating expenses through the unitary fee structure under the New Agreement, which cannot be changed without shareholder approval. The Board also noted Columbia Threadneedle’s agreement to further waive its advisory fees and assume certain expenses under the New Fee Waiver Agreements.

After comparing each Fund’s fees with those of other funds in each Fund’s Peer Group and considering the information about fee rates charged to other accounts and clients managed by Columbia Threadneedle, and in light of the nature, quality and extent of services expected to be provided by Columbia Threadneedle, the Board concluded that the level of fees to be paid to Columbia Threadneedle with respect to each Fund is fair and reasonable.

The Board also noted that Columbia Threadneedle has agreed that it will, and will cause each of its affiliates to, conduct their business to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Funds for at least two years from the Closing. The Board considered the fact that the fee waivers and expense reimbursements under the New Fee Waiver Agreements would be kept in place for a period of two years after the Closing, and that Columbia Threadneedle did not expect to request that the Board implement the Funds’ Rule 12b-1 plans in the foreseeable future.

Columbia Threadneedle’s profitability and the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale.  The Board discussed with the representatives from Columbia Threadneedle the expected costs to be incurred by Columbia Threadneedle in rendering services to the Funds, and the profitability of Columbia Threadneedle in connection with its service as investment adviser to each Fund, including operational costs but excluding costs related to the Transaction or for marketing. The Board acknowledged Columbia Threadneedle’s contractual obligation to limit each Fund’s expenses through the unitary fee structure under the New Agreement (which is the same as under the Current Agreement), its willingness to further waive fees under the New Fee Waiver Agreements in order to cap the costs paid by the applicable Funds’ Shareholders, and the effect of such obligation and commitments, respectively, on Columbia Threadneedle’s expected profitability, each based on information presented to the Board. The Board discussed with Columbia Threadneedle the experience of the Columbia Threadneedle boards in addressing economies of scale. The Board received information regarding Columbia Threadneedle’s financial condition and reviewed Columbia Threadneedle’s financial statements. The Board concluded that the expected profitability of Columbia Threadneedle was reasonable for the Funds in relation to the performance and asset sizes of the Funds.

The Board also considered that Columbia Threadneedle may experience reputational and other “fall-out” benefits (i.e., benefits to affiliates of Columbia Threadneedle) based on the success of the Funds, but that such benefits were not likely to result in an “unfair burden” to the Funds.

Investment performance of Columbia Threadneedle.  The Board considered the investment performance of the Funds, including tracking error and difference, and ability of the portfolio management team of Columbia Threadneedle to continue such performance following the Closing. The Board considered Columbia Threadneedle’s investment performance with respect to other mutual funds advised by Columbia Threadneedle. The Board concluded that Columbia Threadneedle’s experience in managing passively managed strategies and mutual funds investing in emerging markets, along with Columbia Threadneedle’s desire to retain all of the investment advisory personnel of EGA who currently assist in the management of the Funds, except for Robert Holderith, demonstrated that Columbia Threadneedle had the ability to successfully manage the Funds.

Conclusion.  No single factor was determinative to the decision of the Board to approve the New Agreement. Based on the foregoing and such other matters as were deemed relevant, such as the New Fee Waiver Agreements, the Board concluded that the advisory fee rates under the New Agreement and the net expense ratios under the New Fee Waiver Agreements were reasonable in relation to the services expected to be provided by Columbia Threadneedle to each Fund, as well as the expected costs incurred and benefits gained by Columbia Threadneedle in providing such services. The Board also found the investment advisory fees under the New Agreement to be reasonable in comparison to the fees charged by advisers to other comparable ETFs of similar size. The Board concluded that the Transaction would not result in an increase in advisory fee rates or net expense ratios, and was not expected to result in a decrease in the quality or quantity of services provided to the Funds, or impose an “unfair burden” on the Funds. The Board further concluded that, after the Transaction, Columbia Threadneedle will have the capabilities, resources, and personnel necessary to provide the investment management services currently provided by EGA to each Fund. As a result, the Board concluded that the approval of the New Agreement between Columbia Threadneedle and the Trust, on behalf of each Fund, is in the best interests of each Fund.

Required Vote

To become effective with regard to a Fund, the New Agreement must be approved by the vote of the 1940 Act Majority of a Fund’s shares. The approval of the New Agreement by one Fund is not contingent on the approval of the New Agreement by any other Fund. Each Fund will vote on Proposal 1 separately. The Board, including a majority of the Independent Trustees, approved the New Agreement after consideration of all factors that the Board determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the New Agreement for consideration by the Shareholders of each Fund and to recommend that Shareholders vote FOR approval. If the Shareholders of a Fund do not approve the Fund’s New Agreement, the Board will consider other possible courses of action for the Fund, which may include entering into the Interim Advisory Agreement with Columbia Threadneedle pursuant to Rule 15a-4 of the 1940 Act.

If the Shareholders of a Fund approve the New Agreement for that Fund, then it will not become effective until the Closing. If the Transaction is not completed, then the Current Agreement will remain in effect. Even if Shareholders of a Fund do not approve the New Agreement for their Fund, the Transaction could still close, resulting in the termination of the Current Agreement with EGA for that Fund. While an interim advisory agreement could be utilized for such a Fund for a certain period of time, a Fund that has not approved the New Agreement may be liquidated.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE NEW AGREEMENT FOR EACH FUND.

PROPOSAL 2: TO ELECT A NEW BOARD OF TRUSTEES

Shareholders are being asked to elect twelve trustees (each, a “Nominee”) to the Board. The Trust is governed by a Board, which has oversight responsibility for the management of the Trust’s business affairs. Trustees establish procedures and oversee and review the performance of the investment adviser, distributor, and others who perform services for the Trust.

Nominees

The trustees are responsible for supervising the management of the Trust and serving the best interests of Shareholders. All Nominees currently serve as members of the boards of trustees for certain other funds managed by Columbia Threadneedle. The Nominees were presented to the current Nominating and Governance Committee by Columbia Threadneedle and the current Columbia Threadneedle Funds’ Board. The Nominating and Governance Committee (comprised of the Independent Trustees) has reviewed the qualifications and backgrounds of each of the Nominees, and met on May 24, 2016 with various Nominees, including the chairs of the Audit, Compliance, Governance, and Investment Review Committees of the Columbia Threadneedle Funds’ Board and their independent counsel. The Board concluded that the Nominees are experienced with the oversight of investment companies, and with Columbia Threadneedle and the funds overseen by the Nominees in the fund complex that is comprised of the registered investment companies advised by Columbia Threadneedle or its affiliates (“Columbia Threadneedle Funds Complex”).

If the Nominees are elected, and the Transaction is completed, the Nominees would take office upon the Closing. At such time, it is expected that Jeffrey D. Haroldson, Ron Safir, Robert Willens and Robert C. Holderith, current trustees of the Board, would tender their resignation (“Retiring Trustees”). In considering the nomination of the Nominees, the Retiring Trustees expressed a willingness to resign in light of, among other reasons, the efficiency of maintaining a consolidated board with respect to funds managed by Columbia Threadneedle and its affiliates.

The Board considered information provided by the Nominees and their counsel and concluded that ten of the twelve Nominees are not “interested persons,” as defined in the 1940 Act (the “Independent Nominees”). If elected, Anthony M. Santomero and William F. Truscott would be deemed to be “interested persons” of the Trust as defined in the 1940 Act. Dr. Santomero would be deemed to be an “interested person” because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds/accounts advised/managed by Columbia Threadneedle. Mr. Truscott would be deemed an “interested person” because he is affiliated with Columbia Threadneedle by virtue of his positions as Chair and President of Columbia Threadneedle. Appendix C contains a description of the background of the Nominees and related information.1

If the Nominees are elected, the Trust would be governed by the New Board and would be chaired by an Independent Trustee. The New Board would meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of Columbia Threadneedle. With respect to its oversight of risk, the New Board, through its committees, would rely on reports and information received from various parties, including Columbia Threadneedle, internal auditors, the Funds’ and Columbia Threadneedle’s Chief Compliance Officer (“CCO”), and the Funds’ outside auditors.

If elected, each Nominee is expected to hold office through the end of the calendar year in which such Nominee reaches either the mandatory retirement age that may be established by the Board or the fifteenth anniversary of the first Board meeting such Nominee attended as a member of the Board, or until his or her earlier death, resignation, removal, retirement or inability otherwise to serve. The Nominees are available to serve and have consented to serve if elected. If a Nominee should become unavailable to serve before the

[1]	For information on the Retiring Trustees, please see the Trust’s Annual Report dated March 31, 2016. Copies of the Annual Report are available at http://emergingglobaladvisors.com and are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and will be provided upon request as set forth under “General Information — Shareholder Reports” below.

Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated by the Board’s Nominating and Governance Committee as Nominees.

Selection of Nominees for Trustee

The Board’s Nominating and Governance Committee makes recommendations and considers Shareholder recommendations for nominations for Board members. The Nominating and Governance Committee also periodically reviews independent Board member compensation. The Nominating and Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Funds’ investment adviser and other principal service providers. Under the current Nominating and Governance Committee charter, pursuant to which the Nominees were selected, the Nominating and Governance Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board. The Nominating and Governance Committee does not have a formal policy regarding diversity, but considers a broad range of attributes and characteristics in evaluating nominees for election to the Board. The Nominating and Governance Committee is composed of all of the current Independent Trustees. The Nominating and Governance Committee did not meet during the 12-month period ended March 31, 2016. A copy of the current Nominating and Governance Committee charter is attached as Appendix D to this Proxy Statement.

The Nominating and Governance Committee met on May 24, 2016 and June 13, 2016 to evaluate candidates for positions on the Board, including evaluating candidates’ qualifications for Board membership and their independence from EGA, Columbia Threadneedle and their respective affiliates and other Fund service providers, as well as such other information as the Nominating Committee deemed relevant to its considerations. The Nominating and Governance Committee recommended the Nominees for nomination by the Independent Trustees, and at their meeting on June 13, 2016 the Independent Trustees and the full Board selected and nominated the Nominees for election by the Shareholders of the Trust.

Appendix C provides a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a member of the Board. The Nominees have served on the board of one or more funds managed by Columbia Threadneedle for the number of years listed in Appendix C, during the course of which he or she has become familiar with such funds’ financial, accounting, regulatory and investment matters and has contributed to the board’s deliberations. Each Nominee’s outside professional experience is also outlined in Appendix C.

Board Meetings and Trustee Compensation

The Board held six meetings during the 12-month period ended March 31, 2016. The Trust does not, in the normal course, hold annual meetings of shareholders at which trustees are elected.

No Independent Nominee owns, beneficially or of record, securities issued by Columbia Threadneedle, EGA, or ALPS Distributors Inc. (the Funds’ distributor), or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing. The table in Appendix E shows the dollar range of shares of each Fund and the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Nominee that are in the same family of investment companies. The information is provided as of June 13, 2016.

Each Independent Trustee is compensated by the Trust for serving as trustee. Mr. Holderith, an “interested person” of the Trust as that term is defined in the 1940 Act, is not compensated by the Trust for serving as trustee. The table in Appendix F shows the compensation that each trustee received from the Trust during the 12-month period ended March 31, 2016 and the aggregate compensation that each trustee received from the Trust during that period. Appendix F also shows the total compensation that each Nominee received from the Columbia Threadneedle Funds Complex during the 12-month period ended December 31, 2015.

Principal Officers of the Trust

Officers of the Trust are appointed by the Board and serve at the pleasure of the Board. In connection with the Transaction, the Board expects to appoint certain new officers of the Trust who currently serve as officers to other funds in the Columbia Threadneedle Funds Complex to take office upon Closing. Appendix G identifies the principal officers expected to take office upon Closing, and provides certain background and related information.

Standing Committees of the Board

Currently, the Board has two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee.  The Audit Committee has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust’s independent registered public accounting firm; (ii) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of each Fund’s financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee is composed of all of the Independent Trustees. The Audit Committee held one meeting during the 12-month period ended March 31, 2016.

Nominating and Governance Committee.  Information on the Nominating and Governance Committee is provided above under “Selection of Nominees for Trustee” above.

After the Closing, it is expected that the Board will have six standing committees: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. Each of the committees will be comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of Columbia Threadneedle or Ameriprise Financial). Appendix H identifies the Nominees expected to serve as members of each proposed Committee.

Board Governance Committee.  It is expected that the Board Governance Committee of the New Board will have substantially similar responsibilities as the current Nominating and Governance Committee. The Board Governance Committee will be governed by a charter, which sets forth its duties and responsibilities including, without limitation, the review and oversight of Trust governance and the nomination of trustees, including independent trustees. The Board Governance Committee will adopt a process for Shareholder submission of nominees for board positions, but will reserve sole discretion to determine the candidates for trustee whom it will recommend to the Board and, if necessary, the Shareholders, and may identify candidates other than those submitted by Shareholders. Although the New Board will not have a formal diversity policy, the New Board will endeavor to comprise itself of members with a broad mix of professional and personal backgrounds. A copy of the proposed Board Governance Committee charter is attached as Appendix I to this Proxy Statement.

Compliance Committee.  It is expected that the Compliance Committee will provide a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; the development and implementation, in coordination with the CCO, of a process for the review and consideration of compliance reports that are provided to the Board; and a forum for the Funds’ CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.

Contracts Committee.  It is expected that the Contracts Committee will review and oversee the Funds’ contractual relationships with service providers; receive and analyze reports covering the level and quality of services provided under contracts with the Funds and advise the Board regarding actions to be taken on these contracts during the annual review process; review and consider, on behalf of all trustees, the Funds’ investment advisory, subadvisory (if any), and administrative services and principal underwriting contracts to assist the trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.

Executive Committee.  It is expected that the Executive Committee will act, as needed, for the Board between meetings of the Board.

Investment Review Committee.  It is expected that the Investment Review Committee will review and oversee the management of the Funds’ assets; and consider investment management policies and strategies, investment performance, risk management techniques, and securities trading practices, and report areas of concern to the Board.

Audit Committee.  It is expected that the Audit Committee of the New Board will have substantially similar responsibilities as the current Audit Committee.

Independent Auditors of the Trust

Selection of Auditors.  For the Trust, the current Audit Committee and the current Board have selected the firm of BBD, LLP (“BBD”) to serve as the Trust’s independent registered public accounting firm. Representatives of BBD are not expected to be present at the Meeting, but will be available telephonically if necessary.

Audit Fees.  Appendix J shows the aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by BBD for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by BBD in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.  The Trust was not billed during its last two fiscal years for assurance and related services rendered by BBD that were reasonably related to the audit or review of the Trust’s financial statements but where such services were not reported under “Audit Fees” above.

Tax Fees.  Appendix J also shows the aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by BBD to the Trust for tax compliance, tax advice, and tax planning. These tax-related fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

Aggregate Non-Audit Fees.  During the Trust’s last two fiscal years, BBD did not bill for non-audit services rendered to the Trust and EGA, and any entity controlling, controlled by, or under common control with EGA that provides ongoing services to the Trust.

The Audit Committee has considered whether the provision of non-audit services that were rendered to EGA and any entity controlling, controlled by, or under common control with EGA that provides ongoing services to the Trust, is compatible with maintaining the independence of BBD. The Audit Committee has determined that BBD’s provision of these services is compatible with maintaining BBD’s independence.

All Other Fees.  There were no additional fees paid by the Trust or by EGA, or other service providers under common control with EGA during the Trust’s last two fiscal years for products and services provided by BBD, other than the services reported above.

Approval of Services.  All of the fees disclosed above and in Appendix J were approved by the Audit Committee in advance of the performance of such services. The Audit Committee approved the services described under “Tax Fees” above in advance of the performance of such services.

Required Vote

Election of each Nominee to the Board requires a plurality of votes cast. The votes of all the shares of the Funds of the Trust will be counted together in determining the results of the voting for the election of the Nominees in Proposal 2.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 3: TO APPROVE THE MANAGER OF MANAGERS PROPOSAL

Shareholders are being asked to approve the Manager of Managers Proposal for each Fund, which would authorize Columbia Threadneedle to enter into and materially amend Fund subadvisory agreements in the future with subadvisers that are not affiliated persons of Columbia Threadneedle, with the approval of the Trust’s Board, but without obtaining additional Shareholder approval.

The Manager of Managers Proposal

Federal securities laws generally require that Shareholders approve advisory agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment adviser. In order to obtain Shareholder approval, a Fund must call and conduct a Shareholder meeting, prepare and distribute proxy materials and solicit votes from Shareholders. The process can be costly and time-consuming. The Board believes that it is in the Shareholders’ best interests to make a “manager of managers” structure available to the Funds. This approach will avoid the costs and delays associated with holding Shareholder meetings to obtain approval of new subadvisory agreements or to materially amend existing subadvisory agreements in the future. This approach also will align the policies of the Funds with respect to the ability to implement subadvisory changes with those of most of the funds in the Columbia Threadneedle Funds Complex. Although Columbia Threadneedle has no present intention to employ subadvisers for any of the Funds or to use the “manager of managers” structure for the Funds, its plans may change in the future, and the flexibility afforded by the relief, if approved by Shareholders, will allow the structure to be implemented, upon approval of the Board, but without the expense of holding an additional Shareholder meeting.

On July 16, 2002, the SEC granted an order exempting Columbia Threadneedle from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits Columbia Threadneedle to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control, and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve the fund’s authority to operate in such a manner. The SEC Exemptive Order is available to funds advised by Columbia Threadneedle, which would include the Funds if Proposal 1 is approved and the Transaction is completed. If Proposals 1 and 3 are approved and the Transaction is completed, Columbia Threadneedle may in the future recommend to the Trust’s Board the hiring of a subadviser, the rehiring of any then-existing subadviser that has experienced a change of control, and the amendment of existing subadvisory agreements, with the approval of the Board, but without the approval of the affected Fund’s Shareholders. Columbia Threadneedle has experience with the “manager of managers” structure, as it operates other funds using the “manager of managers” structure.

Under the SEC Exemptive Order and if Shareholders approve Proposals 1 and 3 and the Transaction is completed, the Funds and Columbia Threadneedle will be subject to several conditions imposed by the SEC to ensure that the interests of the Shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a subadviser, the Fund will provide Shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the Fund would otherwise have been required to send to Shareholders in a proxy statement.

Shareholder approval of Proposal 3 will not result in an increase or decrease in the total amount of management fees that would be paid by the Funds to Columbia Threadneedle. Any fees paid to a subadviser under a subadvisory agreement would be paid by Columbia Threadneedle.

The SEC Exemptive Order would be available in the following situations, among others, if Proposal 3 is approved:

•	Columbia Threadneedle recommends that a Fund’s day-to-day management be changed by adding a subadviser;
•	If a Fund hires a subadviser and Columbia Threadneedle subsequently recommends that such subadviser be replaced;

•	If there is a change of control of an existing subadviser; or
•	To materially amend an existing subadvisory agreement with an existing subadviser.

Board Considerations Regarding Approval of Proposal 3

The Board believes that it is in the best interest of the Funds and their Shareholders to afford the Funds and their investment adviser (if approved pursuant to Proposal 1, Columbia Threadneedle) the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which the Fund invests.

As described above, absent Shareholder approval of this Proposal 3, the Board must call and hold a shareholder meeting, create and distribute proxy materials and solicit votes from Shareholders of each Fund for which Columbia Threadneedle sought to appoint a new subadviser or modify a subadvisory agreement materially. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, Columbia Threadneedle would be able to act more quickly to appoint a new subadviser if and when the Board and Columbia Threadneedle believe that the appointment would benefit the Fund. The Board believes that granting the Fund’s investment adviser (subject to review and approval by the Board) maximum flexibility to select, recommend and have the Board approve subadvisers to the Funds, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of Shareholders because it will allow each Fund to operate more efficiently.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s subadvisory arrangements to seek to ensure that Shareholders’ interests are protected whenever Columbia Threadneedle selects a subadviser or modifies an existing subadvisory agreement. The Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements, if any. In doing so, the Board will analyze such factors that they consider to be relevant to the determination. The Nominees are familiar with the “manager of managers” structure, as most of the funds in the Columbia Threadneedle Funds Complex are subject to the SEC Exemptive Order and many such funds operate pursuant to such SEC Exemptive Order. As with each Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Required Vote

To become effective with regard to a Fund, the Manager of Managers Proposal must be approved by the vote of the 1940 Act Majority of a Fund’s shares. Each Fund will vote on Proposal 3 separately. The approval of the Manager of Managers Proposal by one Fund is not contingent on the approval of the Manager of Managers Proposal by any other Fund. This Proposal 3 is contingent on the approval by a Fund’s Shareholders of Proposal 1. If Proposal 1 is not approved by a Fund’s Shareholders, then Columbia Threadneedle would not become the investment adviser for that Fund, and the “manager of managers” structure under Columbia Threadneedle’s SEC Exemptive Order would not be available for the Funds. The Board approved the Manager of Managers Proposal after consideration of all factors that the Board determined to be relevant to their deliberations, including those discussed above. The Board also determined to submit the Manager of Managers Proposal for consideration by the Shareholders of each Fund and to recommend that Shareholders vote FOR approval.

If the Shareholders of a Fund approve the Manager of Managers Proposal for that Fund, then it will not become effective until the Closing. If the Transaction is not completed, then the “manager of managers” structure under Columbia Threadneedle’s SEC Exemptive Order would not be available for the Funds.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE MANAGER OF MANAGERS STRUCTURE FOR EACH FUND.

INFORMATION ABOUT EGA, COLUMBIA THREADNEEDLE AND THEIR AFFILIATES

EGA is located at 155 West 19th Street, New York, NY 10011. EGA currently provides investment advisory services. Marten S. Hoekstra is the Chief Executive Officer of EGA. Robert C. Holderith is the President of EGA. EGA is registered as an investment adviser with the SEC. EGA provides services to investment companies, with discretionary assets under management totaling approximately $908 million, as of March 31, 2016.

Upon Closing, Columbia Threadneedle will acquire EGA and become the investment adviser to the Funds. Columbia Threadneedle, located at 225 Franklin Street, Boston, MA 02110, is a wholly owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.

Columbia Threadneedle and its investment advisory affiliates (“Participating Affiliates”) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business).

From time to time Columbia Threadneedle may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by Columbia Threadneedle, including open-end funds. These Participating Affiliates will provide services to Columbia Threadneedle either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Columbia Threadneedle Funds Complex will pay no additional fees and expenses as a result of any such arrangements. These Participating Affiliates, like Columbia Threadneedle, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.

Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of Columbia Threadneedle and, in this capacity, subject to the oversight and supervision of Columbia Threadneedle and consistent with the investment objectives, policies and limitations set forth in the Columbia Threadneedle Funds Complex’s prospectuses and statement of additional information may provide such services to the Columbia Threadneedle Funds Complex on behalf of Columbia Threadneedle.

The principal executive officers of Columbia Threadneedle, and their principal occupation along with their anticipated positions with the Trust (if Shareholders approve Proposals 1 and 2 and the Transaction is completed), are set forth below. The address of each principal executive officer of Columbia Threadneedle is 225 Franklin Street, Boston, Massachusetts 02110, except that the address of Brian J. McGrane, Amy K. Johnson and Scott R. Plummer is 5228 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and the address of Paul B. Goucher is 100 Park Avenue, New York, New York 10017.

Name	Title(s) & Principal Occupation with Columbia Threadneedle	Title(s) & Principal Occupation with the Trust
William F. Truscott	Chairman of the Board and President	Trustee and Senior Vice President
Brian J. McGrane	Executive Vice President and Chief Financial Officer	None
Scott R. Plummer	Senior Vice President, Head of Global Asset Management Legal, and Assistant Secretary	None
Amy K. Johnson	Managing Director and Global Head of Operations	Vice President
Colin Moore	Executive Vice President and Global Chief Investment Officer	Senior Vice President
Jeffrey F. Peters	Managing Director and Head of Global Institutional Distribution	None

Name	Title(s) & Principal Occupation with Columbia Threadneedle	Title(s) & Principal Occupation with the Trust
Colin J. Lundgren	Managing Director and Head of Fixed Income	None
Jeffrey L. Knight	Managing Director; Global Head of Investment Solutions; and Head of Global Asset Allocation	None
Lee A. Faria	Vice President and Chief Compliance Officer	None
Joseph D. Kringdon	Managing Director and Head of Intermediary Distribution	None
Paul B. Goucher	Chief Legal Officer, Vice President, and Assistant Secretary	Senior Vice President, Chief Legal Officer, and Assistant Secretary
Stephen J. Harasimowicz	Senior Vice President and Global Head of Trading	None
William J. Landes	Senior Vice President; Deputy Head of Global Investment Solutions; and Head of Alternatives	None
Melda Mergen	Managing Director and Head of U.S. Equities	None

GENERAL INFORMATION

Principal Holders of Shares

To the knowledge of the Trust, as of the Record Date, the Retiring Trustees, Nominees and officers of the Trust owned in the aggregate less than 1% of the shares of each Fund. Appendix K lists the total shares outstanding of each Fund. Appendix L contains information regarding each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund’s outstanding shares as of May 31, 2016.

Mr. Holderith, a trustee and executive officer of the Trust, may be deemed to have a substantial interest in Proposal 1 arising from his economic interest in EGA. As a result of the Transaction, Mr. Holderith is expected to receive approximately $2.85 million, plus indeterminate earn-out payments based on net revenues of the smart beta business of Columbia Threadneedle, including the Funds, over a period of time after the Closing, which could result in no additional payments. Additionally, the anticipated new officers of the Trust and Mr. Truscott, as shareholders of Ameriprise Financial and officers of Columbia Threadneedle, may also be deemed to have a substantial interest in Proposal 1.

Since the beginning of the Funds’ most recently completed fiscal year, no Retiring Trustee or Nominee has purchased or sold securities exceeding 1% of the outstanding securities of any class of EGA or Columbia Threadneedle. As of June 13, 2016, no Independent Nominee, or any of their immediate family members, owned beneficially or of record any class of securities of EGA, Columbia Threadneedle, or ALPS Distributors Inc., or any person directly or indirectly controlling, controlled by or under common control with such entities.

Payment of Solicitation Expenses

EGA and Columbia Threadneedle will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures, and of all proxy solicitations. D.F. King & Co., Inc., an AST One Company, a proxy solicitation firm, has been engaged by EGA and Columbia Threadneedle to assist in the solicitation of proxies. EGA and Columbia Threadneedle will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the Shareholders.

Other Service Providers

ALPS Distributors Inc. is the distributor (also known as principal underwriter) of the shares of the Funds and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Bank of New York Mellon (“BNY Mellon”) serves as Administrator, Fund Accountant, Transfer Agent and Custodian for the Funds. BNY Mellon’s principal address is One Wall Street, New York, New York 10286.

Other Business

The Trust knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies, will be voted on such matters in accordance with the judgment of the persons designated therein as proxies consistent with their fiduciary duties as set forth in Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) (the “1973 Release”).

Communications to the Board

Communications to the Board may be directed to the Trust Secretary at 155 West 19th Street, New York, NY 10011.

Submission of a Shareholder Proposal

Under the SEC’s proxy rules, Shareholder proposals that meet certain requirements may be included in the Fund’s proxy material for a particular annual or special Shareholder meeting. However, because the Trust does not hold annual Shareholder meetings, the anticipated date for the next Shareholder meeting, if any, cannot be provided.

You may submit a Shareholder proposal to the Trust Secretary at 155 West 19th Street, New York, NY 10011. Any such Shareholder proposal must be in good order and comply with all applicable legal requirements and the requirements set forth in the Trust’s By-laws. A Shareholder proposal to be considered for inclusion in the proxy statement at any future Shareholders’ meeting must be submitted a reasonable time before the proxy statement for that meeting is mailed. Submission of a proposal within that timeframe does not guarantee that the proposal will be included in the Trust’s proxy statement.

If a Shareholder wishes to present a proposal at a future Shareholder meeting that is not to be included in the Trust’s proxy statement, the Shareholder must submit the proposal a reasonable time before the proxy statement is mailed; if not, the persons named as proxies may vote the proxies in their discretion with regard to the proposal.

Shareholder Reports

The Trust has previously sent its most recent Annual Report dated March 31, 2016 to Shareholders. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a Shareholder upon request. Such requests should be directed to the Trust by calling toll free at 1-888-800-4347 or by correspondence addressed to 155 West 19th Street, New York, NY 10011. Copies are also available at http://emergingglobaladvisors.com. Copies of the annual and semi-annual reports of the Trust are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

VOTING INFORMATION

Voting Rights

Only Shareholders owning shares of any of the Funds at the close of business on June 20, 2016 may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s Shareholders will vote separately on the Proposals with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on the Proposals separately with respect to each Fund in which you hold shares.

Each proxy that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Shareholders whose shares are held in “street name” through their broker will need to obtain a legal proxy from their broker and present it at the Meeting in order to vote in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

The Trust anticipates that the New York Stock Exchange (“NYSE”) will take the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on Proposals 1 and 3. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on the Proposals may be deemed to be an instruction to vote FOR Proposals 1 and 3 and FOR each of the Nominees set forth in Proposal 2. Under NYSE rules, member broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of the Nominees in Proposal 2, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not be treated as votes cast. “Broker non-votes” can occur where, as here: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; (iii) the broker or nominee does not have discretionary voting power on a particular proposal, and (iv) there is at least one other proposal for which, under the Rules of the NYSE, the broker or nominee does have discretionary voting power. Abstentions and broker non-votes, if any, are expected to have the same effect as a vote “against” Proposals 1 and 3. Abstentions and broker non-votes will have no effect on Proposal 2, which requires a plurality vote.

Quorum; Adjournment

For the Trust and each Fund, forty percent (40%) of the outstanding shares entitled to vote, which are present in person or represented by proxy at a Shareholders’ meeting, constitutes a quorum for the transaction of business by Shareholders. A Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by (i) Shareholders of a Fund entitled to vote holding not less than a majority of the shares present in person or by proxy at the meeting, (ii) the chairperson of the Board, pursuant to authority in the Trust’s bylaws; (iii) the president of the Trust in the absence of the chairperson of the Board, pursuant to authority in the Trust’s bylaws; or (iv) any vice president or other authorized officer of the Trust in the absence of the president, pursuant to authority in the Trust’s bylaws. Any adjournment may be made with respect to any business which might have been transacted at such Shareholders’ meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Shareholders’ meeting prior to adjournment. Written notice need not be given of the adjourned meeting when a Shareholders’ meeting is adjourned to another time or place if the time and place are announced at the meeting, unless (i) a new record date is fixed for the adjourned meeting, or (ii) the adjournment is for more than one hundred and twenty (120) days after the date of the original meeting. In these circumstances, the Board will set a new record date and give written notice to each Shareholder of record entitled to vote at the new meeting. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

With respect to adjournments, the Trust or its officers, as applicable, will adhere to the guidelines provided in the 1973 Release, and weigh carefully the decision whether to adjourn a Shareholder meeting for the purpose of soliciting Shareholders to obtain additional proxies in an effort to secure sufficient votes to pass a Proposal. In any case where Shareholders clearly express their disagreement and disinterest in a Proposal through negative votes or abstention, and thus fail to yield sufficient votes for passage, persons named as proxies and/or the officers of the Trust will consider whether an adjournment and additional solicitation is reasonable and in the interest of Shareholders, or whether such procedures would constitute an abuse of office.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD(S).

Appendix A

Form of New Agreement

INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement, dated as of            , 2016, is by and between Columbia Management Investment Advisers, LLC (the “Investment Manager”), a Minnesota limited liability company, and EGA Emerging Global Shares Trust (the “Trust”), a Delaware statutory trust, on behalf of its series listed in Schedule A. The terms “Fund” and “Funds” are used to refer to either the Trust or its underlying series, as context requires.

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1)	The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board of Trustees (the “Board”), which investments, in the Investment Manager’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; to establish and make subsequent modifications to the lists of securities required to be tendered and accepted in connection with Fund creations and redemptions; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Investment Manager agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request. The Fund agrees that the Investment Manager may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Investment Manager) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on an applicable “manager-of-managers” exemptive order or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to provide purchase and sale recommendations to the Investment Manager or investment advice to all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.
(2)	The Investment Manager shall comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “1940 Act”), the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the 1933 Act, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company.
(3)	The Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that it may not share with, or act upon for the benefit of, the Fund.
(4)	The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.
(5)	The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon request.
(6)	The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.
(7)	In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.
(8)	Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents (collectively, “Investment Manager Personnel”), shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to the Investment Manager or the Investment Manager Personnel by the Fund or its agents, which is believed in good faith by the Investment Manager or the Investment Manager Personnel to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1)	The Fund agrees to pay to the Investment Manager, in full payment for the services furnished, a fee as set forth in Schedule A.
(2)	The fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fee paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.
(3)	The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

(1)	The Investment Manager shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

Part Four: MISCELLANEOUS

(1)	The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.
(2)	The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.
(3)	Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected solely by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, United States Securities and Exchange Commission (“SEC”) orders or published SEC staff guidance.
(4)	Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (4).

(5)	All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.
(6)	[RESERVED].
(7)	Investment Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Investment Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.
(8)	If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.
(9)	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.
(10)	For the avoidance of doubt, no person other than the Fund and the Investment Manager is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement, and there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against the Investment Manager, or (ii) create or give rise to any duty or obligation on the part of the Investment Manager (including without limitation any fiduciary duty) to any person other than the Fund, all of which rights, benefits, duties, and obligations are hereby expressly excluded.
(11)	This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof. Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the Commonwealth of Massachusetts, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.
(12)	Notice is hereby given that this Agreement is executed on behalf of the Trust by an officer or trustee of the Trust in his or her capacity as an officer or trustee of the Trust and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Trust.

Furthermore, notice is hereby given that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this Agreement with respect to the series of the Trust are several and not joint.

Part Five: RENEWAL AND TERMINATION

(1)	This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term “majority of the outstanding voting securities of the Fund” shall have the same meaning as set forth in the 1940 Act.
(2)	This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.
(3)	This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.
(4)	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Investment Manager and the Trust, on behalf of that Fund.

Part Six: USE OF NAME

(1)	At such time as this Agreement or any extension, renewal or amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Manager’s business as investment adviser.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of            , 2016.

EGA EMERGING GLOBAL SHARES TRUST
By: Name: Title:
COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
By: Name: Title:

Schedule A

Fund	Assets (billions)	Management Fee Rate
EGShares Beyond BRICs ETF	All	0.85	%(1)
EGShares EM Core ex-China ETF	All	0.70	%(1)
EGShares EM Quality Dividend ETF	All	0.85	%(1)
EGShares EM Strategic Opportunities ETF	All	0.85	%(1)
EGShares Emerging Markets Consumer ETF	$0 – $1.0	0.85	%(1)
	>$1.0 – $2.0	0.75	%(1)
	>$2.0	0.70	%(1)
EGShares Emerging Markets Core ETF	All	0.70	%(1)
EGShares India Consumer ETF	All	0.89	%(1)
EGShares India Infrastructure ETF	All	0.85	%(1)
EGShares India Small Cap ETF	All	0.85	%(1)

(1)	Fee is a “unitary fee” pursuant to which the Investment Manager pays the operating costs and expenses of the Fund other than the following expenses (which will be paid by the Fund): the management fee set forth above; taxes; interest incurred on borrowing by the Fund (including but not limited to overdraft fees), if any; brokerage expenses, fees, commissions and other portfolio transaction expenses (including but not limited to service fees charged by custodians of depositary receipts and scrip fees related to registrations on foreign exchanges); interest and fee expense related to the Fund’s participation in inverse floater structures; infrequent and/or unusual expenses, including without limitation litigation expenses (including but not limited to arbitrations and indemnification expenses); distribution and/or service fees; expenses incurred in connection with lending securities; and any other infrequent and/or unusual expenses approved by the Board.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of            , 2016.

EGA EMERGING GLOBAL SHARES TRUST
By: Name: Title:
COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC
By: Name: Title:

Appendix B

Amount of Investment Management Fees Paid to EGA by Each Fund

Fund Name	Advisory Fees paid per Fund for fiscal year-ended March 31, 2016[1]
EGShares Beyond BRICs ETF	$1,199,968
EGShares EM Core ex-China ETF	$3,104
EGShares EM Strategic Opportunities ETF	$239,791
EGShares EM Quality Dividend ETF	$170,819
EGShares Emerging Markets Consumer ETF	$6,824,510
EGShares Emerging Markets Core ETF	$36,566
EGShares India Consumer ETF	$691,138
EGShares India Infrastructure ETF	$381,932
EGShares India Small Cap ETF	$196,774

[1]	All fees are shown net of any applicable waivers and reimbursements.

B-1

Appendix C

Nominees

The Nominees, along with their principal occupations over the past five years and their affiliations, if any, with Columbia Threadneedle are listed below. If elected, each Nominee would generally serve through the end of the calendar year in which they reach either the mandatory retirement age that may be established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Nominees

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Columbia Threadneedle Funds Complex Overseen by Nominee[1]	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee (nominee). Trustee since 1/06 for RiverSource Funds[2] and since 6/11 for Nations Funds.[3]	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998 – 2006; Associate Justice, Minnesota Supreme Court, 1996 – 1998; Fourth Judicial District Court Judge, Hennepin County, 1994 – 1996; Attorney in private practice and public service, 1984 – 1993; State Representative, Minnesota House of Representatives, 1979 – 1993, which included service on the Tax and Financial Institutions and Insurance Committees	137	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee (nominee). Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds.	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002 – present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989 – 2000; John Hancock Mutual Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968 – 1988	135	Former Trustee, Boston Museum of Science (Chair of Finance Committee), 1985 – 2013; former Trustee, BofA Funds Series Trust (11 funds), 2005 – 2011

[1]	This column shows the total number of separate funds that a Nominee would oversee if such Nominee were elected.
[2]	The funds within the Columbia Funds Complex that historically bore the RiverSource brand.
[3]	The funds within the Columbia Funds Complex that historically bore the Nations brand.

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Columbia Threadneedle Funds Complex Overseen by Nominee[1]	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Trustee (nominee). Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds.	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999 – 2003; Director of US Equity Research, Chase Asset Management, 1996 – 1999; Co-Director Latin America Research, 1993 – 1996, COO Global Research, 1992 – 1996, Co-Director of US Research, 1991 – 1992, Investment Banker, Morgan Stanley, 1982 – 1991	137	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee (nominee). Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14 – 11/15.	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998 – 2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993 – 2007; Senior Vice President, Sara Lee Corporation, 1991 – 1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984 – 1990; Vice President, Esmark, Inc., 1973 – 1984; Associate, Price Waterhouse, 1968 – 1972	137	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; Director, hhgregg since May, 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994 – August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002 – 2009; former Director, Simmons Company (bedding), 2004 – 2010; former Trustee, BofA Funds Series Trust (11 funds) 2009 – 2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 – 2013
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Trustee (nominee). Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds.	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992 – 2002	137	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Columbia Threadneedle Funds Complex Overseen by Nominee[1]	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Chair and Trustee (nominee). Chair of the Board since 11/15; Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds.	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008 – August 2010; Operation Hope, COO, 2004 – 2007; IndyMac Bancorp, President, CBG, 1999 – 2003; American General Bank, President, 1997 – 1999; Griffin Financial Services, CEO, 1981 – 1997; The Griffin Funds, CEO, 1992 – 1998	137	Former Trustee, BofA Funds Series Trust (11 funds) 2009 – 2015
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Trustee (nominee). Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds.	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), 2003 – 2011; Chair & CEO, ING Americas, 1996 – 2003	135	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003 – 2011
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Trustee (nominee). Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds.	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989 – 1997; Managing Director, Morgan Stanley, 1982 – 1989; Vice President, Investment Banking, 1980 – 1982, Associate, Investment Banking, 1976 – 1980, Dean Witter Reynolds, Inc.	137	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Trustee (nominee). Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds.	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998 – 2011	137	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville — Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003 – 2011

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Columbia Threadneedle Funds Complex Overseen by Nominee[1]	Other Directorships/ Trusteeships Held by Nominee During the Past Five Years
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Trustee (nominee). Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds.	Managing Director, Forester Biotech (consulting), 2001 – 2003; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003 – 2010; President and Chief Executive Officer of CMT Inc., 2001 – 2003; Aquila Biopharmaceuticals Inc., 1996 – 2000; Cambridge Biotech Corporation, 1995 – 1996; Mitotix Inc., 1993 – 1994	137	Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011

Interested Nominees

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Columbia Threadneedle Funds Complex Overseen by Nominee	Other Directorships/Trusteeships Held by Nominee During the Past Five Years
Anthony M. Santomero[4] 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Trustee (nominee). Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds.	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006 – 2008; President, Federal Reserve Bank of Philadelphia, 2000 – 2006; Professor of Finance, The Wharton School, University of Pennsylvania, 1972 – 2002	135	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. Since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008 – 2011

[4]	Dr. Santomero is not an affiliated person of Columbia Threadneedle or Ameriprise Financial. However, he is currently deemed by the Columbia Threadneedle Funds Complex to be an “interested person” (as defined in the 1940 Act) of the Columbia Threadneedle Funds Complex because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Columbia Threadneedle Funds Complex or accounts advised/managed by Columbia Threadneedle.

Name, Address, Year of Birth	Position(s) Held with Trust and Length of Service	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in the Columbia Threadneedle Funds Complex Overseen by Nominee	Other Directorships/Trusteeships Held by Nominee During the Past Five Years
William F. Truscott[5] c/o Columbia Management Investment Advisers, LLC, 225 Franklin St. Boston, MA 02110 1960	Trustee (nominee). Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds.	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 – April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 – September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005 – April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 – April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 – August 2012.	196	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Former Director, Ameriprise Certificate Company, 2006 – January 2013

Following is a summary of each Nominee’s particular professional experience and additional considerations that contributed to or support the Board’s conclusion that an individual should serve as a Trustee:

Kathleen Blatz — Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 Companies to investigate issues relating to cyber-security and stock options. She serves on the boards of directors of BlueCross BlueShield of Minnesota as well as several non-profit organizations.

Edward J. Boudreau, Jr. — Prior to the establishment of E. J. Boudreau & Associates, Mr. Boudreau left a successful 32-year career at John Hancock Financial Services, the last 11 years of which he served as Chairman and Chief Executive Officer of John Hancock Investments. He spent the first 18 years of his career

[5]	“Interested person” (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of Columbia Threadneedle or Ameriprise Financial.

at John Hancock in its treasury and financial management areas, progressing to Senior Vice President and Treasurer. During his time as CEO of John Hancock, Mr. Boudreau also served on the Investment Company Institute’s Board of Governors. He also has experience on other boards of directors of other companies. He is currently a member of the Advisory Board to the Mutual Fund Directors Forum and serves as a FINRA Industry Arbitrator.

Pamela G. Carlton — Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard Partners in Cross Cultural Leadership, a consulting firm that she founded. She also has experience on other boards of directors of non-profit organizations, including the Board of Trustees of New York Presbyterian Hospital where she is on the Executive Committee and Chair of the Human Resources Committee.

William P. Carmichael — Prior to forming The Succession Fund more than 15 years ago, Mr. Carmichael, a Certified Public Accountant and attorney, had 4 years of experience with Price Waterhouse (now PricewaterhouseCoopers LLP) and 21 years of experience in various financial positions with global consumer product companies, including: Senior Vice President of Sara Lee Corporation and Senior Vice President and Chief Financial Officer of Beatrice Foods Company. He has been Treasurer and Chairman of the Investment Committee for the Indiana University Foundation, and has been an adjunct professor of finance for the I.U. Kelley School of Business. Mr. Carmichael has also been a member of the board and the Investment Committee of the Virginia Law School Foundation, and has served on numerous public company boards. His experience covers strategic planning, corporate governance and multiple financial functions, including investments.

Patricia M. Flynn — Dr. Flynn is a Trustee Professor of Economics and Management at Bentley University, where she previously served as Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.

William A. Hawkins — Mr. Hawkins has been a Managing Director of Overton Partners, a financial consulting firm for over 15 years. He has over thirty years of executive level experience in the banking and financial services industry, including serving as President and Chief Executive Officer of California General Bank, N.A., President of IndyMac Bancorp and President and Chief Operating Officer of American General Bank, FSB. He also served as Chief Executive Officer and President of Griffin Financial Services of America Inc., an asset management firm. He also has experience on other boards of directors, including boards of other investment companies. He is a Certified Financial Planner and a Chartered Property and Casualty Underwriter.

R. Glenn Hilliard — Mr. Hilliard has served as Chairman and Chief Executive Officer of Hilliard Group, LLC, an investment and consulting firm, for over 10 years. He previously served as Chairman of CNO Financial, Inc., an insurance holding company, and as Chairman and Chief Executive Officer of ING Americas, where he served in a wide-range of senior operating and board roles with responsibilities including insurance, mutual funds, investment and retail banking operations in North America and South America. Following law school graduation, including two years working on the floor of the US House of Representatives, he began his career in the life insurance industry as an attorney with Liberty Life Insurance Company where he rose to President and Chief Executive Officer. He also has served on numerous public and non-profit boards, including the boards of other investment companies.

Catherine James Paglia — Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as a Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.

Anthony M. Santomero — Dr. Santomero is the former President of the Federal Reserve Bank of Philadelphia. He holds the title of Richard K. Mellon Professor Emeritus of Finance at the Wharton School of the University of Pennsylvania and serves on the boards of several public companies, including the Board of

Citigroup, Inc., Citibank N.A., Renaissance Reinsurance Company Ltd and the Penn Mutual Life Insurance Company. He previously served as Senior Advisor at McKinsey & Company and was the Richard K. Mellon Professor of Finance at the University of Pennsylvania’s Wharton School. During his 30-year tenure at Wharton, he held a number of academic and managerial positions, including Deputy Dean of the School. He has written approximately 150 articles, books and monographs on financial sector regulation and economic performance. The Board has concluded that, despite his lack of technical independence (as an “interested person”) of the Funds under the 1940 Act arising solely due to his board service for Citigroup, Inc. and Citibank N.A., he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which complements the mix of experiences represented by the other Board members.

Minor M. Shaw — Ms. Shaw is President of Micco, LLC, a private investment company, and past president of Micco Corporation and Mickel Investment Group. She is chairman of the Daniel-Mickel Foundation and The Duke Endowment. She currently serves as chairman of the Greenville-Spartanburg Airport Commission. She holds numerous civic and business board memberships and is a past chair of Wofford College Board of Trustees. Ms. Shaw serves on the boards of Piedmont Natural Gas and Blue Cross Blue Shield of South Carolina. She has also served on the boards of Citizens & Southern Bank of SC and Interstate Johnson Lane.

Alison Taunton-Rigby — Dr. Taunton-Rigby has been a senior executive in the healthcare industry for over 30 years. She was Founder, President and Chief Executive Officer of RiboNovix, Inc. and President and Chief Executive Officer of Aquila Biopharmaceuticals, Inc., Cambridge Biotech Corporation and Mitotix Inc. Prior to this, she served in senior management positions at Genzyme Corporation, Arthur D. Little Inc., Vivotech Inc., Biogen, Inc. and Collaborative Research, Inc. She has been awarded the OBE (Officer of the Order of the British Empire) by Queen Elizabeth II for her work as a leader in the research, development and promotion of biotechnology. She currently serves as a director of ICI Mutual Insurance Company, Healthways, Inc., Abt Associates and Boston Children’s Hospital, and serves on a number of Advisory Boards.

William F. Truscott — Mr. Truscott has served on the Board of Trustees of various Columbia Threadneedle funds since 2001. He has served as Chairman of the Board of the Investment Manager since May 2010 and since February 2012 has served as its President. From 2001 to April 2010, Mr. Truscott served as the President, Chairman of the Board and Chief Investment Officer of the Investment Manager. He has served as Director of the Distributor since May 2010 and since February 2012 has served as its Chief Executive Officer. The Board has concluded that having a senior member of the Investment Manager serve on the Board can facilitate increased access to information regarding the Funds’ Investment Manager for the Independent Trustees, which is the Funds’ most significant service provider.

Appendix D

EGA Emerging Global Shares Trust

Nominating and Governance Committee Charter

I.	Purpose

The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of EGA Emerging Global Shares Trust on behalf of each of its funds (each a “Fund” and collectively, the “Funds”) is to assist the Board in (a) identifying and recommending qualified individuals to become Board members, (b) determining the composition of the Board and its committees, (c) monitoring the process to assess Board effectiveness and (d) developing and implementing the Funds’ governance policies applicable to the Funds and for periodically reviewing such policies.

II.	Composition

The Committee (a) will be composed entirely of members of the Board who are not “interested persons” of the Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, and (b) will consist of all of the Independent Trustees of the Trust. The members of the Committee will be appointed by the Board and will serve until their resignation, retirement or removal by the Board or until their successors will be appointed.

III.	Quorum

The majority of the members of the Committee will constitute a quorum for the transaction of business, and an act of a majority of the members of the Committee present at a meeting at which there is a quorum will be an act of the Committee.

IV.	Meetings

The Committee will meet as often as necessary to discharge its functions. The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, videoconference or by conference telephone, and may be called by the chairperson or a majority of Committee members with advance notice. The Committee may take action by unanimous written consent in lieu of a meeting, to the extent permitted by law and by the governing instrument of the Funds. In the event of any inconsistency between this Nominating and Governance Committee Charter and the governing instrument of any Fund, the provisions of the governing instrument of the Fund will prevail.

V.	Responsibilities and Duties

The Board has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board specifically delegates to the Committee, in each case subject to the limitations on the Board or any committee thereof contained in the Funds’ charter documents or by law, as each may be in effect from time to time:

A.	Nominating
1.	In the event of vacancies on, or increases in the size of the Board, the Committee will identify individuals qualified to serve as Independent Trustees of the Funds and will recommend its nominees for consideration by the full Board. The Committee may seek suggestions for candidates for nomination as Independent Trustees from any person or sources it deems appropriate.
2.	The Committee will evaluate the qualifications of candidates to be nominated as Trustees, provided that the Committee must determine, in consultation with counsel, that any person nominated to serve as a Trustee must be a person who, if elected, would not cause the Fund to be in violation of, or not in compliance with (a) applicable law, regulation or regulatory interpretations; or (b) any general policy the Board may adopt regarding the Board. With respect to persons being considered to join the Board as “Independent Trustees, the Committee will consider their independence from management and principal service providers. These persons must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules, Regulations and Forms under the 1940 Act. With respect to Independent Trustee candidates, the Committee also will consider the effect of any relationships that might impair independence, such as business, financial or family relationship with Fund managers or service providers.

In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

3.	The Committee may consider nominations for candidates to serve as Trustees made by Fund stockholders. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, which should include the biographical information and qualifications of the proposed nominee. The Committee may request any additional information deemed reasonably necessary for the Committee to evaluate such nominee.
4.	After determination by the Committee that a person should be nominated as an Independent Trustee of the Fund, the Committee will present its recommendations to the full board for its consideration.
5.	The Committee will periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
6.	The Committee will recommend to the Board a successor to the Board Chairperson when a vacancy occurs in that position.
7.	The Committee will review the Board’s committee structure and recommend to the Board for its approval Trustees to serves as members of each committee.
B.	Governance
1.	At least annually, the Committee will evaluate the performance of the Board, taking into account such factors as it may deem appropriate, including Trustee attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments. The Committee will also consider the effect of relationships, including but not limited to, those that might impair the independence of the Independent Trustees (e.g., business, financial or family relationships with managers or service providers). In carrying out these responsibilities, the Committee will supervise the distribution and the review of annual questionnaires to all Trustees to obtain information as to the business, financial and family relationships, if any, with the Funds’ investment adviser, principal underwriter, other service providers and any sub-advisers, and their affiliates.
2.	The Committee will assist the Board in evaluating the support provided to the Board and its committees and members by management, Fund counsel, counsel to the Independent Trustees, and any other service providers to the Board.
3.	In collaboration with outside counsel and as required by law or deemed advisable by the Committee, the Committee will develop policies and procedures addressing matters which should come before the Committee in the proper exercise of its duties.
4.	Evaluate the Board’s adherence to industry “best practices.”
5.	Develop, evaluate and, as appropriate, recommend changes in, Board governance policies, procedures and practices concerning the structure, compensation and operations of the Board.

6.	The Committee will review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for such a committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee will make recommendations for any such action for the full Board.
VI.	Authority

The Committee may select one of its members to be the chair and may select a vice chair. The Committee has the authority to delegate any of its responsibilities to subcommittees composed of one or more of its members as the Committee may deem appropriate in its sole discretion.

The Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and consult with counsel concerning legal questions and to engage other experts or consultants for any purposes deemed necessary in performing its functions. The Committee has the sole authority to approve related fees and retention terms.

The Committee may request such information and analyses and access to Fund officers, agents, representatives and service providers, including the investment adviser, as will be reasonably necessary for the Committee to carry out its responsibilities.

The Committee will report its actions and recommendations to the Board as appropriate. The Committee will review from time to time the adequacy of this Nominating and Governance Committee Charter and, as appropriate, recommend any proposed changes to the Board for approval.

Appendix E

Fund Share Beneficial Ownership by Nominees

Listed in the table below for each Nominee is the dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen or to be overseen by each Nominee that are in the same family of investment companies, as of June 13, 2016.

Name of Nominee	Dollar Range of Equity Securities in Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee In Family of Investment Companies
Independent Nominees
Kathleen Blatz	None	Over $100,000
Edward Boudreau	None	Over $100,000	(a)
Pamela Carlton	None	Over $100,000	(a)
William Carmichael	None	Over $100,000	(a)
Patricia Flynn	None	Over $100,000	(a)
William Hawkins	None	Over $100,000	(a)
R. Glenn Hilliard	None	Over $100,000	(a)
Catherine Paglia	None	Over $100,000	(a)
Minor Shaw	None	Over $100,000	(a)(b)
Alison Taunton-Rigby	None	Over $100,000	(a)
Interested Nominees
Anthony Santomero	None	Over $100,000	(a)
William F. Truscott	None	Over $100,000	(c)

(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Threadneedle Funds Complex overseen by the Trustee as specified by the Trustee.
(b)	Ms. Shaw invests in a Section 529 Plan managed by Columbia Threadneedle that allocates assets to various open-end funds, including Columbia Threadneedle funds. The amount shown in the table includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Threadneedle fund pursuant to the plan’s target allocations.
(c)	Includes notional investments through a deferred compensation account. Mr. Truscott’s deferred compensation plan is separate from that of the Independent Nominees (for these purposes, persons who are not affiliated persons of Columbia Threadneedle or Ameriprise Financial).

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Appendix F

Trustee Compensation from the Trust

The following table sets forth certain information with respect to the compensation of each current Trustee for the fiscal year ended March 31, 2016:

Name of Trustee	Annual Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Trust and Fund Complex Paid to Trustees
Robert Willens	$61,000	$0	$61,000
Ron Safir	$51,000	$0	$51,000
Jeffrey D. Haroldson	$66,000	$0	$66,000

Nominee Compensation from Columbia Threadneedle Funds Complex

The following table shows the total compensation paid to the Nominees that are considered Independent Trustees and Dr. Santomero, for their services from all the funds in the Columbia Threadneedle Funds Complex overseen by the Trustee for the fiscal year ended December 31, 2015. Mr. Truscott is not compensated for his services on the Columbia Threadneedle Funds’ Board.

Name of Nominee	Total Cash Compensation from the Columbia Threadneedle Funds Complex Paid to Nominee (as Director/Trustee of certain Columbia Funds)[1]	Amount Deferred from Total Compensation[2]
Kathleen Blatz	$317,500	$0
Edward Boudreau	$297,500	$89,500
Pamela Carlton	$292,500	$43,125
William Carmichael	$391,833	$0
Patricia Flynn	$292,500	$292,500
William Hawkins	$313,667	$92,850
R. Glenn Hilliard	$272,500	$0
Catherine Paglia	$312,500	$156,250
Anthony Santomero	$267,500	$0
Minor Shaw	$287,500	$143,750
Alison Taunton-Rigby	$295,000	$295,000

The independent Columbia Threadneedle funds’ Board members determine the amount of compensation that they receive, including the amount paid to the Chairman of the Board. In determining compensation for the independent Columbia Threadneedle Funds’ Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Columbia Threadneedle Funds’ Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to set their compensation from the Columbia Threadneedle Fund Complex at a level that approximates or is lower than the median level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairman of the Columbia Threadneedle Funds’ Board, the independent Board members take into account, among other things, the Chairman’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Columbia Threadneedle Funds’ CCO, counsel to the independent Columbia Threadneedle Funds’

[1]	Includes any portion of cash compensation the Columbia Threadneedle Funds’ Trustee elected to defer during the fiscal period.
[2]	The Columbia Threadneedle Funds’ Trustees may elect to defer a portion of the total cash compensation payable.

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Board members, and the Columbia Threadneedle Funds’ service providers), which result in a significantly greater time commitment required of the Chairman. The Chairman’s compensation, therefore, has generally been set at a higher level than the other independent Columbia Threadneedle Funds Board members.

The independent Columbia Threadneedle Funds Board members, other than the Board Chairman, are paid an annual retainer of $200,000 with respect to all funds in the Columbia Threadneedle Funds Complex overseen by them (other than Messrs. Boudreau, Hilliard, and Santomero, each of whom are paid an annual retainer of $190,000, as they do not currently oversee Columbia Threadneedle’s closed-end funds, unlike the balance of the Nominees). The Independent Columbia Threadneedle Funds Board members also receive the following compensation from funds in the Columbia Threadneedle Funds Complex other than the Columbia Threadneedle closed-end funds: committee Chairs each receive an additional annual retainer of $20,000 and sub-committee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day for in-person Board meetings and $2,500 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairman will receive total annual cash compensation of $410,000.

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Appendix G

Principal Officers of the Trust Upon Closing

The principal officers of the Trust upon Closing, along with their addresses and principal occupations over the past five years are listed below. Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Name, Address and Year of Birth	Position(s) and Year First Appointed to Position for any Fund in the Columbia Threadneedle Funds Complex or a Predecessor Thereof[1]	Principal Occupation(s) During Past 5 Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Counsel 2004 – January 2010); officer of Columbia Threadneedle Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 – April 2010; senior officer of Columbia Threadneedle Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 – January 2013 and Group Counsel, November 2008 – January 2010); and Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 – April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer from 2010 – 2013); Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 – April 2010.

[1]	Position(s) held with the Trust are the positions to be held following Closing.

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Name, Address and Year of Birth	Position(s) and Year First Appointed to Position for any Fund in the Columbia Threadneedle Funds Complex or a Predecessor Thereof[1]	Principal Occupation(s) During Past 5 Years
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 – April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 – 2016; Chief Administrative Officer, 2009 – April 2010, and Vice President — Asset Management and Trust Company Services, 2006 – 2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004 – 2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 – April 2010; officer of Columbia Threadneedle Funds and affiliated funds since 2005.

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Appendix H

Nominees Proposed to Serve on Each Committee

Board Governance Committee
Kathleen Blatz
Pamela G. Carlton
William A. Hawkins
R. Glenn Hilliard
Catherine James Paglia
Alison Taunton-Rigby

Compliance Committee
Edward J. Boudreau, Jr.
William P. Carmichael
Patricia M. Flynn
William A. Hawkins
Anthony M. Santomero
Minor M. Shaw

Contracts Committee
Kathleen Blatz
William A. Hawkins
R. Glenn Hilliard
Catherine James Paglia
Minor M. Shaw

Executive Committee
Kathleen Blatz
Edward J. Boudreau, Jr.
Pamela G. Carlton
William A. Hawkins
Catherine James Paglia
Anthony M. Santomero

Investment Review Committee
Kathleen Blatz
Edward J. Boudreau, Jr.
Pamela G. Carlton
William P. Carmichael
Patricia M. Flynn
William A. Hawkins
R. Glenn Hilliard
Catherine James Paglia
Anthony M. Santomero
Minor M. Shaw
Alison Taunton-Rigby

Audit Committee
Edward J. Boudreau, Jr.
Pamela G. Carlton
William P. Carmichael
Patricia M. Flynn
Alison Taunton-Rigby

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Appendix I

Proposed Board Governance Committee Charter

COLUMBIA FUNDS BOARD

Introduction

The Board of Directors/Trustees (the “Board”) is responsible for protecting the interests of each Fund under its governance (each, a “Fund” and collectively, the “Funds”) and its shareholders. In this connection, the Board has established a Board Governance Committee (the “Committee”). The Board has adopted this Board Governance Committee Charter (the “Charter”) for purposes of delineating the scope of the Committee’s authority and responsibility, and defining key attributes of the Committee and its members.

Committee Purpose

The mission of the Committee under this Charter is to review and oversee Fund governance matters, including protecting and furthering the interest of the Funds and their shareholders on external matters.

Committee Authority and Responsibilities

To carry out its purpose, the Committee shall have the following powers and duties:

•	Governance Matters
º	Make recommendations to the Board on:
➢	The responsibilities and duties of the Board;
➢	The criteria to be used to determine the size and structure of the Board and its committees, and the background and characteristics of Independent Directors/Trustees of the Board (the “Independent Directors”);
➢	The persons to serve as Board members based on approved criteria whenever necessary to fill a vacancy or in conjunction with a regular meeting of shareholders in which nominees are required to be submitted for a vote of shareholders;[1]
➢	The process for conducting the annual evaluation of the Board’s performance;
➢	The nomination of the Board Chair, the members to serve on each committee of the Board, and the member who should serve as Chair of each committee; and
➢	The compensation to be paid to the Independent Directors.
º	Have one or more of its members meet personally with each candidate for Board membership to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment.
º	Consider the individual professional and personal backgrounds of each Board candidate or nominee and assess how those would fit into the mix of experiences represented by the then-current Board.
º	Oversee the proxy voting policies and procedures with respect to voting proxies relating to portfolio securities.

[1]	To the extent the Board has oversight over actively-managed exchange traded Funds (“ETFs”), the Committee, when considering candidates to serve as “independent” Board members, shall identify and recommend for nomination candidates to serve as members of the Board of the ETFs and/or members of a committee thereof who are not “interested persons” of the ETFs as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Further, the Committee shall evaluate and make recommendations to the Board regarding potential candidates who are “interested persons” of the Funds as that term is defined in the 1940 Act.

I-1

º	Assist the Board Chair in furthering the interests of the Funds and their shareholders with respect to matters involving regulatory, governmental and investor organizations.
•	Reporting to Board
º	The Committee shall report quarterly to the Board, or more frequently as appropriate, on matters considered, conclusions reached, and action taken by the Committee. Recommendations to the Board or action recommended to be taken by the Board will be at the discretion of the Committee members and the Committee Chair.

The Committee shall be assigned such additional areas of responsibility as appropriate to assist the Board in meeting its fiduciary duties in an efficient and effective manner.

The members of the Committee shall serve as the directors of Board Services Corporation (“BSC”) as provided by the Operating Guidelines of BSC.

Committee Operations

The agenda for each Committee meeting shall be prepared under the direction and control of the Chair.

The Committee generally meets in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Funds’ bylaws. The Committee may meet periodically by telephone to address regular (ongoing) or special items.

The Committee shall have the authority to meet privately and to admit non-members individually.

The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

The Committee shall evaluate its performance at least annually.

Committee Membership

The Committee shall be comprised exclusively of Independent Directors. Further, with respect to actively-managed exchange traded Funds, each member of the Committee shall meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the ETFs are listed. Each member of the Committee, including the Chair, will be appointed by the vote of a majority of the Independent Directors then serving on the Board. Members of the Committee will serve at the pleasure of the Independent Directors on the Board.

Meetings

The Committee meets on the dates established on an annual agenda. The Committee may hold additional meetings as called by the Committee Chair, the Board Chair, or any two members of the Committee. A majority of the Committee will constitute a quorum. Every act done or decision made by a majority of the Committee members present at a meeting duly held at which a quorum is present will be regarded as the act of the Committee. At each meeting, the Committee will hold an executive session for Committee members, Fund Counsel and/or Independent Counsel only.

Miscellaneous

The Committee will have the resources and authority appropriate to discharge its responsibilities, including authority to retain experts or consultants, subject to the approval of the Independent Directors.

The Committee will review this Charter periodically, and will recommend any changes to the Board. The Board will initially review this Charter, and thereafter will review any material changes to this Charter recommended by the Committee. Board approval is required for initial adoption and any material changes to this Charter.

Effective Date

Adopted by the Board on January 10, 2008. Most recently amended (adopted for certain Funds) by the Board on November 19, 2014.

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Appendix J

Auditor Information

The following table shows:

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by BBD for the audit of the Trust’s annual financial statements or services that normally are provided by BBD in connection with statutory and regulatory filings or engagements for those fiscal years.

Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by BBD for tax compliance, tax advice and tax planning. The tax fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

Fiscal Year	Audit Fees	Tax Fees
March 31, 2016	$110,750	$18,000
March 31, 2015	$118,500	$20,000

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Appendix K

Total Shares Outstanding of Each Fund

As of May 31, 2016, the total shares outstanding of each Fund were as follows:

Fund	Outstanding Shares
EGShares Beyond BRICs ETF	6,250,000
EGShares EM Core ex-China ETF	350,000
EGShares EM Strategic Opportunities ETF	750,000
EGShares EM Quality Dividend ETF	1,200,000
EGShares Emerging Markets Consumer ETF	26,850,000
EGShares Emerging Markets Core ETF	250,000
EGShares India Consumer ETF	2,300,000
EGShares India Infrastructure ETF	3,900,000
EGShares India Small Cap ETF	1,350,000

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Appendix L

Principal Holders of the Funds

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants (“DTC Participants”), as of May 31, 2016, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in the table below:

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
EGShares Beyond BRICs ETF	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	2,789,711	44.6%
	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	1,145,568	18.3%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street Jersey City, New Jersey 07302	636,388	10.2%
	UBS Financial Services Inc. 677 Washington Boulevard Stamford, Connecticut 06901	495,071	7.9%
	Morgan Stanley Smith Barney LLC 1 New York Plaza, 39th Floor New York, New York 10004	344,067	5.5%
EGShares EM Core ex-China ETF	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	317,155	90.6%
EGShares EM Strategic Opportunities ETF	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	296,686	39.6%
	UBS Financial Services Inc. 677 Washington Boulevard Stamford, Connecticut 06901	164,319	21.9%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street Jersey City, New Jersey 07302	39,630	5.3%
	KCG Americas LLC 545 Washington Boulevard Jersey City, New Jersey 07310	38,571	5.2%
EGShares EM Quality Dividend ETF	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	171,167	14.3%
	Morgan Stanley Smith Barney LLC 1 New York Plaza, 39th Floor New York, New York 10004	161,328	13.4%
	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	157,525	13.1%

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
	Goldman, Sachs & Co. 30 Hudson Street Jersey City, New Jersey 07302	136,497	11.4%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street Jersey City, New Jersey 07302	93,317	7.8%
	UBS Financial Services Inc. 677 Washington Boulevard Stamford, Connecticut 06901	71,823	6.0%
	Merrill Lynch, Pierce Fenner & Smith Inc. 200 North College Avenue Charlotte, North Carolina 28255	64,493	5.4%
EGShares Emerging Markets Consumer ETF	Morgan Stanley Smith Barney LLC 1 New York Plaza, 39th Floor New York, New York 10004	4,055,638	15.1%
	Bank of America, NA/GWIM Trust Operations 1201 Main Street, 9th Floor Dallas, Texas 75202	2,902,396	10.8%
	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	2,518,283	9.4%
	First Clearing, LLC One North Jefferson Avenue St. Louis, Missouri 63103	2,464,774	9.2%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street Jersey City, New Jersey 07302	2,412,048	9.0%
	SEI Private Trust Company One Freedom Valley Drive Oaks, Pennsylvania 19456	2,301,698	8.6%
	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	2,046,846	7.6%
	UBS Financial Services Inc. 677 Washington Boulevard Stamford, Connecticut 06901	1,618,970	6.0%
EGShares Emerging Markets Core ETF	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street Jersey City, New Jersey 07302	104,353	41.7%
	RBC Capital Markets, LLC 55 Wellington Street, 7th Floor Toronto, Ontario M5V 3H1 Canada	37,164	14.9%
	UBS Financial Services Inc. 677 Washington Boulevard Stamford, Connecticut 06901	15,893	6.4%
	J.P. Morgan Clearing Corp. 500 Stanton Christina Boulevard Newark, Delaware 19713	15,436	6.2%

Fund Name	Name and Address of DTC Participant	Amount of Ownership	Percent of Fund
	KCG Americas LLC 545 Washington Boulevard Jersey City, New Jersey 07310	14,148	5.7%
EGShares India Consumer ETF	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	503,228	21.9%
	TD Ameritrade 1005 N. Ameritrade Place Bellevue, Nebraska 68005	282,595	12.3%
	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	271,806	11.8%
	Brown, Brothers Harriman 525 Washington Boulevard Jersey City, New Jersey 07310	199,088	8.9%
	Goldman, Sachs & Co. 30 Hudson Street Jersey City, New Jersey 07302	159,674	6.9%
EGShares India Infrastructure ETF	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	1,458,478	37.4%
	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	798,876	20.5%
	Brown, Brothers Harriman 525 Washington Boulevard Jersey City, New Jersey 07310	202,208	5.2%
EGShares India Small Cap ETF	National Financial Services LLC Newport Office Center 3 499 Washington Boulevard NJ4C Jersey City, New Jersey 0731	189,225	14.0%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street Jersey City, New Jersey 07302	140,698	10.4%
	Goldman, Sachs & Co. 30 Hudson Street Jersey City, New Jersey 07302	122,235	9.1%
	Charles Schwab & Co, Inc. 4750 East Francisco Drive Phoenix, Arizona 850444	110,399	8.2%
	Citibank, N.A. 3801 Citibank Center B/3rd Floor/Zone 12 Tampa, Florida 33610	91,273	6.8%
	TD Ameritrade 1005 N. Ameritrade Place Bellevue, Nebraska 68005	88,630	6.6%

EGA Emerging Global Shares Trust

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at ____________ using your proxy voting number found below

3. **PHONE** dial toll-free **(___)** ___-____ to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-800-622-1569 Monday through Friday, 9 a.m. to 10 p.m. Eastern time

[FUND NAME]

PROXY IN CONNECTION WITH THE MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 12, 2016

This Proxy is solicited on behalf of the Trustees of EGA Emerging Global Shares Trust. The undersigned, revoking any previous proxies, hereby appoints Robert C. Holderith, Martin S. Hoekstra, Susan M. Ciccarone, and Maya Teufel, or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Meeting of Shareholders (the "Meeting") of the above referenced fund (the "Fund"), a series of the EGA Emerging Global Shares Trust, to be held at 155 West 19th Street, 3rd Floor, New York, NY 10011, on August 12, 2016 at 2:00 p.m., Eastern time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter (including with respect to adjournment) that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment and consistent with their fiduciary duties.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **1-800-622-1569**. **Representatives are available to assist you** Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Meeting of Shareholders to Be Held on August 12, 2016. The proxy statement for this Meeting is available at: www.proxyonline.com/docs/egaemerging

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[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]#

[FUND NAME]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> **FOR YOUR VOTE TO BE COUNTED.** Please sign exactly as your name(s) appears on this proxy card (reverse side). If the shares are held jointly, one or more joint owners should sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. If a corporation, the signature should be that of an authorized officer who should state his or her title.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted "FOR" the proposals set forth below.

THE TRUSTEES RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED BELOW.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory agreement between EGA Emerging Global Shares Trust (the "Trust"), on behalf of the Fund, and Columbia Management Investment Advisers, LLC.	O	O	O

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
2.	To elect a new board of trustees for the Trust.	O	O	O

(01) Kathleen Blatz	(05) Patricia M. Flynn	(09) Minor M. Shaw
(02) Edward J. Boudreau, Jr.	(06) William A. Hawkins	(10) Alison Taunton-Rigby
(03) Pamela G. Carlton	(07) R. Glenn Hilliard	(11) Anthony M. Santomero
(04) William P. Carmichael	(08) Catherine James Paglia	(12) William F. Truscott

____

* To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line above.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]#